                                 LOAN AGREEMENT

                                      Among

                         SHURGARD STORAGE CENTERS, INC.

                                  as Borrower,

                                       and

                          SEATTLE-FIRST NATIONAL BANK
                             KEY BANK OF WASHINGTON
                                       and
                            WEST ONE BANK, WASHINGTON

                                   as Lenders

                                       and

                           SEATTLE-FIRST NATIONAL BANK

                              as Agent for Lenders



                    ________________________________________

                           Dated as of August 19, 1994

                    ________________________________________

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE 1  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     Section 1.1  Certain Defined Terms. . . . . . . . . . . . . . . . . . .   1
     Section 1.2  General Principles Applicable to Definitions . . . . . . .  16
     Section 1.3  Accounting Terms . . . . . . . . . . . . . . . . . . . . .  16

ARTICLE 2  THE LOANS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
     Section 2.1  The Loans. . . . . . . . . . . . . . . . . . . . . . . . .  16
          (a)  Pro Rata Revolving Credit . . . . . . . . . . . . . . . . . .  16
          (b)  Supplemental Revolving Loans. . . . . . . . . . . . . . . . .  17
          (c)  Term Loan . . . . . . . . . . . . . . . . . . . . . . . . . .  18
     Section 2.2  Notice of Borrowing. . . . . . . . . . . . . . . . . . . .  18
     Section 2.3  Agent's Right to Fund. . . . . . . . . . . . . . . . . . .  18
     Section 2.4  Repayment of Principal . . . . . . . . . . . . . . . . . .  19
          (a)  Scheduled Repayments. . . . . . . . . . . . . . . . . . . . .  19
          (b)  Mandatory Prepayments . . . . . . . . . . . . . . . . . . . .  19
     Section 2.5  Interest on Loans. . . . . . . . . . . . . . . . . . . . .  20
          (a)  General Provisions. . . . . . . . . . . . . . . . . . . . . .  20
          (b)  Selection of Alternative Rates. . . . . . . . . . . . . . . .  20
          (c)  Unavailable Adjusted LIBOR Rate . . . . . . . . . . . . . . .  21
          (d)  Compensation for Increased Costs. . . . . . . . . . . . . . .  22
     Section 2.6  Notes. . . . . . . . . . . . . . . . . . . . . . . . . . .  23
     Section 2.7  Manner of Payments . . . . . . . . . . . . . . . . . . . .  24
          (a)  Place and Form of Payments. . . . . . . . . . . . . . . . . .  24
          (b)  Payments on Non-business Days . . . . . . . . . . . . . . . .  24
          (c)  Order of Application. . . . . . . . . . . . . . . . . . . . .  25
     Section 2.8  Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
          (a)  Commitment Fee. . . . . . . . . . . . . . . . . . . . . . . .  25
          (b)  Agent's Fee . . . . . . . . . . . . . . . . . . . . . . . . .  25
          (c)  Conversion Fee. . . . . . . . . . . . . . . . . . . . . . . .  25
     Section 2.9  Sharing of Payments, Etc.. . . . . . . . . . . . . . . . .  26
     Section 2.10  Prepayments . . . . . . . . . . . . . . . . . . . . . . .  26

ARTICLE 3  SECURITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
     Section 3.1  Initial Grant of Security. . . . . . . . . . . . . . . . .  27
     Section 3.2  Additions to Collateral. . . . . . . . . . . . . . . . . .  27
     Section 3.3  Release of Secured Properties. . . . . . . . . . . . . . .  28
          (a)  Release With Outstanding Obligations. . . . . . . . . . . . .  28
          (b)  Release Without Outstanding Obligations . . . . . . . . . . .  28
     Section 3.4  Effect of Release of Secured Property. . . . . . . . . . .  29

ARTICLE 4  NEGATIVE PLEDGE AND ELIGIBLE PROPERTIES . . . . . . . . . . . . .  29
     Section 4.1  Additions to Negative Pledge Properties. . . . . . . . . .  29
     Section 4.2  Removal of Negative Pledge or Eligible Properties. . . . .  29

ARTICLE 5  CONDITIONS TO LOANS . . . . . . . . . . . . . . . . . . . . . . .  30
     Section 5.1  Conditions to Initial Revolving Loan . . . . . . . . . . .  30


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          (a)  Initial Loan Documents. . . . . . . . . . . . . . . . . . . .  30
          (b)  Corporate Certificates. . . . . . . . . . . . . . . . . . . .  30
          (c)  Legal Opinion . . . . . . . . . . . . . . . . . . . . . . . .  31
          (d)  Certificate . . . . . . . . . . . . . . . . . . . . . . . . .  31
          (e)  Fees and Expenses . . . . . . . . . . . . . . . . . . . . . .  31
          (f)  Environmental Information . . . . . . . . . . . . . . . . . .  31
          (g)  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . .  32
          (h)  Designated Negative Pledge or Eligible Property . . . . . . .  32
          (i)  Ground Lease. . . . . . . . . . . . . . . . . . . . . . . . .  32
     Section 5.2  Conditions to All Loans. . . . . . . . . . . . . . . . . .  32
          (a)  Prior Conditions. . . . . . . . . . . . . . . . . . . . . . .  32
          (b)  Notice of Borrowing . . . . . . . . . . . . . . . . . . . . .  32
          (c)  No Default. . . . . . . . . . . . . . . . . . . . . . . . . .  32
          (d)  Other Information . . . . . . . . . . . . . . . . . . . . . .  32
     Section 5.3  Conditions to Initial Revolving Loans After Collateral
          Grace Period . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
          (a)  Satisfaction of Real Property Conditions. . . . . . . . . . .  32
     Section 5.4  Conditions to Conversion to Term Loan. . . . . . . . . . .  33
          (a)  Request for Conversion. . . . . . . . . . . . . . . . . . . .  33
          (b)  Certificate . . . . . . . . . . . . . . . . . . . . . . . . .  33
          (c)  No Default. . . . . . . . . . . . . . . . . . . . . . . . . .  33

ARTICLE 6  REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . .  33
     Section 6.1  Corporate Existence and Power. . . . . . . . . . . . . . .  33
     Section 6.2  Corporate Authorization. . . . . . . . . . . . . . . . . .  33
     Section 6.3  Government Approvals, Etc. . . . . . . . . . . . . . . . .  34
     Section 6.4  Binding Obligations, Etc.. . . . . . . . . . . . . . . . .  34
     Section 6.5  Litigation . . . . . . . . . . . . . . . . . . . . . . . .  34
     Section 6.6  Financial Condition. . . . . . . . . . . . . . . . . . . .  34
     Section 6.7  Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . .  35
     Section 6.8  Laws, Orders; Other Agreements . . . . . . . . . . . . . .  35
     Section 6.9  Federal Reserve Regulations. . . . . . . . . . . . . . . .  35
     Section 6.10 ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . .  35
     Section 6.11 Subsidiaries . . . . . . . . . . . . . . . . . . . . . . .  36
     Section 6.12 Lien Creation and Priority; No Encumbrances. . . . . . . .  36
     Section 6.13  Investment Company; Other Regulations . . . . . . . . . .  37
     Section 6.14  Delinquent Property Liens . . . . . . . . . . . . . . . .  37
     Section 6.15  Improvements. . . . . . . . . . . . . . . . . . . . . . .  37
     Section 6.16  Casualty; Condemnation. . . . . . . . . . . . . . . . . .  37
     Section 6.17  Assessments . . . . . . . . . . . . . . . . . . . . . . .  37
     Section 6.18  Rights of Others to Purchase Property . . . . . . . . . .  38
     Section 6.19  Partnership Debt. . . . . . . . . . . . . . . . . . . . .  38
     Section 6.20  Representations as a Whole. . . . . . . . . . . . . . . .  38

ARTICLE 7  AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . .  38
     Section 7.1  Use of Proceeds from Loans . . . . . . . . . . . . . . . .  38
     Section 7.2  Preservation of Corporate Existence, Etc.. . . . . . . . .  39
     Section 7.3  Visitation Rights. . . . . . . . . . . . . . . . . . . . .  39
     Section 7.4  Keeping of Books and Records . . . . . . . . . . . . . . .  39
     Section 7.5  Maintenance of Property, Etc.. . . . . . . . . . . . . . .  39


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     Section 7.6  Compliance With Laws, Etc. . . . . . . . . . . . . . . . .  39
     Section 7.7  Insurance. . . . . . . . . . . . . . . . . . . . . . . . .  40
          (a)  Property Insurance. . . . . . . . . . . . . . . . . . . . . .  40
          (b)  Liability Insurance . . . . . . . . . . . . . . . . . . . . .  41
          (c)  Certain Terms of Policy . . . . . . . . . . . . . . . . . . .  41
          (d)  Evidence of Payment . . . . . . . . . . . . . . . . . . . . .  41
          (e)  Approval Not Warranty . . . . . . . . . . . . . . . . . . . .  42
     Section 7.8  Financial Information. . . . . . . . . . . . . . . . . . .  42
          (a)  Annual Audited Financial Statements . . . . . . . . . . . . .  42
          (b)  Quarterly Unaudited Financial Statements. . . . . . . . . . .  42
          (c)  Quarterly Compliance Certificates . . . . . . . . . . . . . .  42
          (d)  Annual Budget . . . . . . . . . . . . . . . . . . . . . . . .  43
          (e)  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
     Section 7.9  Notification . . . . . . . . . . . . . . . . . . . . . . .  43
     Section 7.10 Additional Payments; Additional Acts . . . . . . . . . . .  43
          (a)  Taxes on or Expenses Incurred In Preparation of Loan
               Documents . . . . . . . . . . . . . . . . . . . . . . . . . .  43
          (b)  Expenses of Administering Loan. . . . . . . . . . . . . . . .  44
          (c)  Expenses In Changing Classification of Property . . . . . . .  44
          (d)  Expenses of Enforcement . . . . . . . . . . . . . . . . . . .  44
          (e)  Evidence of Government Approvals. . . . . . . . . . . . . . .  44
          (f)  Additional Instruments and Acts . . . . . . . . . . . . . . .  45
     Section 7.11 Net Worth. . . . . . . . . . . . . . . . . . . . . . . . .  45
     Section 7.12 Ratio of Total Debt to Net Worth . . . . . . . . . . . . .  45
     Section 7.13 Minimum Interest Coverage. . . . . . . . . . . . . . . . .  45
     Section 7.14 Fixed Charge Coverage. . . . . . . . . . . . . . . . . . .  45
     Section 7.15 Capital Expenditure Reserve. . . . . . . . . . . . . . . .  45
     Section 7.16  Compliance With Environmental Due Diligence Standards . .  46
     Section 7.17  REIT Status . . . . . . . . . . . . . . . . . . . . . . .  46
     Section 7.18  Insurance and Condemnation Proceeds . . . . . . . . . . .  46
          (a)  Deposit and Investment of Proceeds. . . . . . . . . . . . . .  46
          (b)  Disbursement of Proceeds. . . . . . . . . . . . . . . . . . .  47
          (c)  Obligation to Repair, Replace or Restore. . . . . . . . . . .  47
          (d)  Procedures for Disbursement of Proceeds; Application. . . . .  48
          (e)  Substitution in Lieu of Repair. . . . . . . . . . . . . . . .  48
     Section 7.19  Indemnification . . . . . . . . . . . . . . . . . . . . .  49
          (a)  General Indemnity . . . . . . . . . . . . . . . . . . . . . .  49
          (b)  Environmental Indemnity . . . . . . . . . . . . . . . . . . .  49
          (c)  Building Law Indemnity. . . . . . . . . . . . . . . . . . . .  50
          (d)  Indemnification Procedures. . . . . . . . . . . . . . . . . .  50
     Section 7.20  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . .  50
     Section 7.21  Other Agreements. . . . . . . . . . . . . . . . . . . . .  50

ARTICLE 8  NEGATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . .  51
     Section 8.1  Liquidation, Merger, Sale of Assets. . . . . . . . . . . .  51
     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
     Section 8.2  Liens. . . . . . . . . . . . . . . . . . . . . . . . . . .  51
     Section 8.3  Sale of Property . . . . . . . . . . . . . . . . . . . . .  51
     Section 8.4  Operations . . . . . . . . . . . . . . . . . . . . . . . .  51


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     Section 8.5  ERISA Compliance . . . . . . . . . . . . . . . . . . . . .  52
     Section 8.6  Transactions With Affiliates . . . . . . . . . . . . . . .  52

ARTICLE 9  EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . .  52
     Section 9.1  Events of Default. . . . . . . . . . . . . . . . . . . . .  52
          (a)  Payment Default . . . . . . . . . . . . . . . . . . . . . . .  52
          (b)  Breach of Warranty. . . . . . . . . . . . . . . . . . . . . .  53
          (c)  Breach of Certain Covenants . . . . . . . . . . . . . . . . .  53
          (d)  Breach of Other Covenants . . . . . . . . . . . . . . . . . .  53
          (e)  Cross-default . . . . . . . . . . . . . . . . . . . . . . . .  53
          (f)  Voluntary Bankruptcy, Etc . . . . . . . . . . . . . . . . . .  54
          (g)  Involuntary Bankruptcy, Etc . . . . . . . . . . . . . . . . .  54
          (h)  Insolvency, Etc . . . . . . . . . . . . . . . . . . . . . . .  54
          (i)  Judgment. . . . . . . . . . . . . . . . . . . . . . . . . . .  55
          (j)  Condemnation. . . . . . . . . . . . . . . . . . . . . . . . .  55
          (k)  Governmental Approvals. . . . . . . . . . . . . . . . . . . .  55
          (l)  Other Government Action . . . . . . . . . . . . . . . . . . .  55
          (m)  Stock Listing . . . . . . . . . . . . . . . . . . . . . . . .  55
          (n)  ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
          (p)  Property Management . . . . . . . . . . . . . . . . . . . . .  56
     Section 9.2  Consequences of Default. . . . . . . . . . . . . . . . . .  56

ARTICLE 10  AGENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
     Section 10.1  Authorization and Action. . . . . . . . . . . . . . . . .  56
     Section 10.2  Duties and Obligations. . . . . . . . . . . . . . . . . .  57
     Section 10.3  Dealings Between Agent and Borrower . . . . . . . . . . .  58
     Section 10.4  Lender Credit Decision. . . . . . . . . . . . . . . . . .  58
     Section 10.5  Indemnification . . . . . . . . . . . . . . . . . . . . .  59
     Section 10.6  Successor Agent . . . . . . . . . . . . . . . . . . . . .  59

ARTICLE 11  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . .  60
     Section 11.1  No Waiver; Remedies Cumulative. . . . . . . . . . . . . .  60
     Section 11.2  Governing Law . . . . . . . . . . . . . . . . . . . . . .  60
     Section 11.3  Consent to Jurisdiction; Waiver of Immunities . . . . . .  60
     Section 11.4  Notices . . . . . . . . . . . . . . . . . . . . . . . . .  60
     Section 11.5  Assignment. . . . . . . . . . . . . . . . . . . . . . . .  61
          (a)  Assignments by Borrower . . . . . . . . . . . . . . . . . . .  61
          (b)  Assignments by Lender . . . . . . . . . . . . . . . . . . . .  61
          (c)  Sale of Participations by Lender. . . . . . . . . . . . . . .  61
     Section 11.6  Severability. . . . . . . . . . . . . . . . . . . . . . .  61
     Section 11.7  Survival. . . . . . . . . . . . . . . . . . . . . . . . .  61
     Section 11.8  Executed in Counterparts. . . . . . . . . . . . . . . . .  62
     Section 11.9  Entire Agreement; Amendment, Etc. . . . . . . . . . . . .  62



SCHEDULES
- ---------

SCHEDULE 1  DESIGNATED SECURED PROPERTIES
SCHEDULE 2  DESIGNATED NEGATIVE PLEDGE PROPERTIES
SCHEDULE 3  PREPAYMENT FEES


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SCHEDULE 4  CONDITIONS TO PROPERTY BECOMING SECURED PROPERTY
SCHEDULE 5  CONDITIONS TO PROPERTY BECOMING NEGATIVE PLEDGE
               PROPERTY OR ELIGIBLE PROPERTY


                                   LITIGATION
SCHEDULE 7  SUBSIDIARIES
SCHEDULE 8  PERMITTED ENCUMBRANCES
SCHEDULE 9  DESIGNATED ELIGIBLE PROPERTIES

EXHIBITS

EXHIBIT A  REVOLVING PROMISSORY NOTE
EXHIBIT B  TERM PROMISSORY NOTE
EXHIBIT C  NOTICE OF BORROWING/INTEREST RATE NOTICE
EXHIBIT D  LEGAL OPINION OF BORROWER'S GENERAL COUNSEL
EXHIBIT E  WASHINGTON DEED OF TRUST
EXHIBIT F  CALIFORNIA DEED OF TRUST
EXHIBIT G  CALIFORNIA LEASEHOLD DEED OF TRUST
EXHIBIT H  ARIZONA DEED OF TRUST
EXHIBIT I  TEXAS DEED OF TRUST
EXHIBIT J  TEXAS LEASEHOLD DEED OF TRUST
EXHIBIT K  INITIAL ENVIRONMENTAL AGREEMENT
EXHIBIT L  INITIAL BUILDING LAW COMPLIANCE AGREEMENT
EXHIBIT M  LEGAL OPINION OF BORROWER'S CALIFORNIA COUNSEL
EXHIBIT N  LEGAL OPINION OF BORROWER'S ARIZONA COUNSEL
EXHIBIT O  LEGAL OPINION OF BORROWER'S TEXAS COUNSEL

                                 LOAN AGREEMENT


     THIS LOAN AGREEMENT (the "Agreement") is made as of the 19th day of August, 1994, by and among SEATTLE-FIRST NATIONAL BANK, a national banking association, KEY BANK OF WASHINGTON, a Washington corporation, and WEST ONE BANK, WASHINGTON a state-chartered commercial bank (each individually a "Lender" and collectively the "Lenders"), SEATTLE-FIRST NATIONAL BANK as agent for Lenders (the "Agent") and SHURGARD STORAGE CENTERS, INC., a Delaware corporation (the "Borrower").

                                    AGREEMENT

                                    ARTICLE 1

                                   DEFINITIONS

     SECTION 1.1 CERTAIN DEFINED TERMS. As used in this Agreement, the following terms have the following meanings:

          "ADJUSTED LIBOR RATE" means two percent (2.00%) per annum plus a fraction whose numerator is the applicable LIBOR Rate and whose denominator is one minus the aggregate of the reserve percentages (including, without limitation, any basic, supplemental, marginal or emergency reserves) expressed as a decimal established by the Board for Governors of the Federal Reserve System or other banking authority to which Lenders are subject for Eurocurrency Liability (as defined in Regulation D of such Board of Governors). For purposes of this definition, each LIBOR Loan shall be deemed to constitute a Eurocurrency Liability and be subject to the reserve requirements of Regulation D, except that, in no event, shall any adjustment be made to the Adjusted LIBOR Rate for any such reserve requirement unless the affected Lender provides Borrower with an Officer's Certificate stating that the amount of the adjustment to the Adjusted LIBOR Rate applicable to such Lender's LIBOR Loans is not greater than Borrower's pro rata share of such Lender's total reserve requirement for all its Eurocurrency Liabilities (such pro rata share equaling a fraction whose numerator is the aggregate amount of Borrower's LIBOR Loans from such Lender and whose denominator is the total amount of such Lender's Eurocurrency Liabilities).

          "ADJUSTED PRO RATA SHARE" means, with respect to any given Funding Lender and any given request for a Supplemental Revolving Loan, a fraction whose numerator is such Lender's Pro Rata Share and whose denominator is the sum of the Pro Rata Shares of all Funding Lenders for such Supplemental Revolving Loan.

          "AFFILIATE" means, as to any person (i) any other Person controlling, controlled by, or under direct or indirect common control with, such Person, and (ii) any limited partner of such Person if such Person is a limited partnership, or any shareholder of such Person if such Person is a corporation. For purposes of this definition, "control," when used with respect to a specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "AGENT" means Seattle-First National Bank and any successor agent selected pursuant to Section 10.6.

          "AGREEMENT" means this Loan Agreement as it may be amended from time to time.

          "APPLICABLE AVAILABILITY PERIOD" means each full fiscal quarter of Borrower prior to the Term Loan Maturity Date except that (a) if the date of this Agreement is not the last day of any such fiscal quarter, then the portion of the fiscal quarter immediately following the date hereof shall be an Applicable Availability Period; and (b) if the conversion of the Revolving Loans into the Term Loan occurs on a date which is not the last day of a fiscal quarter, then the portions of the fiscal quarter in which such conversion occurs immediately preceding and immediately following such conversion shall each be an Applicable Availability Period.

          "APPLICABLE COLLATERAL" means all of the property (real or personal) in which any of the Deeds of Trust creates or purports to create a Lien, including fixtures but excluding all other goods (as that term is defined in the Washington Uniform Commercial Code).

          "APPLICABLE INTEREST PERIOD" means, with respect to any portion of the Loan that bears interest at a particular Applicable Interest Rate, the period commencing on the effective date of an Interest Rate Notice provided in respect of such portion of the Loan pursuant to Section 2.5(b) and ending:

               (a) One, two, three or six months thereafter in the case of a LIBOR Loan as specified in the Interest Rate Notice given by Borrower in respect of such LIBOR Loan;

               (b) On the Revolving Loan Maturity Date (or, if the Revolving Loans are converted into the Term Loan, on the Term Loan Maturity Date) in the case of a Prime Rate Loan;

PROVIDED, HOWEVER, that no Applicable Interest Period may end later than the Term Loan Maturity Date.

          "APPLICABLE INTEREST RATE" means the Adjusted LIBOR Rate or the Prime Rate.

          "APPLICABLE PROPERTIES" means the Secured Properties, the Negative Pledge Properties and the Eligible Properties.

          "ARIZONA DEED OF TRUST" means a Deed of Trust executed by Borrower in favor of Agent and Lenders in substantially the form of Exhibit H hereto covering one or more of the Secured Properties located in Arizona.

          "AVAILABLE AMOUNT" means, with respect to any Applicable Availability Period, the maximum principal amount of the Loan that may be outstanding as of any given date during such Applicable Availability Period, calculated in the following manner:

               (a) With respect to any Applicable Availability Period in the Revolving Commitment Period, the "Available Amount" shall be the lesser of the Available Amount determined by the Secured NOI formula or the Available Amount determined by the Total NOI formula each set forth below (PROVIDED, HOWEVER, that in no event shall the "Available Amount" exceed $35,000,000 prior to the expiration of the Collateral Grace Period):

                    (i) For any such Applicable Availability Period, the Secured NOI formula is as follows:

               NOI from the Secured Properties for the fiscal quarter immediately preceding such Applicable Availability Period divided by the Applicable Quarterly Debt Service Payment = 1.5

               "Applicable Quarterly Debt Service Payment" means, for purposes of the Secured NOI formula set forth in this clause (i), the quarterly interest payments that would accrue during the Applicable Availability Period if the Available Amount bore interest at a per annum rate equal to 10%.

               Alternatively stated, the Available Amount for any such Applicable Availability Period determined by the Secured NOI formula is that principal amount in respect of which the Applicable Quarterly Debt Service Payment equals NOI from the Secured Properties divided by 1.5.

                   (ii) For any such Applicable Availability Period, the Total NOI formula is as follows:

               NOI from both Secured Properties and Negative Pledge Properties for the immediately preceding such Applicable Availability Period fiscal quarter divided by the Applicable Quarterly Debt Service Payment = 1.8

               "Applicable Quarterly Debt Service Payment" means, for purposes of the Total NOI formula set forth in this clause (ii), the quarterly principal and interest payments that would accrue during such Applicable Availability Period if the Available Amount were amortized over 25 years in equal quarterly installments of principal and interest accrued at a per annum rate equal to the seven year Treasury Rate for the last week of the fiscal quarter immediately preceding such Applicable Availability Period plus 200 basis points.

               Alternatively stated, the Available Amount for any such Applicable Availability Period determined by the Total NOI formula is that principal amount in respect of which the Applicable Quarterly Debt Service Payment equals NOI from both the Secured Properties and the Negative Pledge Properties divided by 1.8.

               (b) With respect to any Applicable Availability Period in the Term Loan Period, the "Available Amount" shall be the Available Amount determined by the Secured NOI formula set forth below:

               NOI from Secured Properties for the fiscal quarter immediately preceding such Applicable Availability Period divided by the Applicable Quarterly Debt Service Payment = 1.8.

               "Applicable Quarterly Debt Service Payment" means, for purposes of the Secured NOI formula set forth in this paragraph (c), the quarterly principal and interest payments that would accrue during such Applicable Availability Period if the Available Amount were amortized over 25 years in equal quarterly installments of principal and interest accrued at a per annum rate equal to the seven year Treasury Rate for the last week of the fiscal quarter immediately preceding such Applicable Availability Period plus 200 basis points.

               Alternatively stated, the Available Amount for such Applicable Availability Period determined by the Secured NOI formula is that principal amount in respect of which the Applicable Quarterly Debt

               Service Payment equals NOI from the Security Properties divided by 1.8.

          "AVAILABLE AMOUNT DEFICIENCY" has the meaning set forth in
Section 2.4(b).

          "BORROWER" means Shurgard Storage Centers, Inc., a Delaware corporation, and any Successor.

          "BORROWER'S BANK ACCOUNT" means Account No. 67539510 maintained by Borrower with Agent.

          "BORROWER'S KNOWLEDGE," "BEST KNOWLEDGE OF BORROWER," or "BEST OF BORROWER'S KNOWLEDGE" (or equivalent phrase) means the knowledge of the chief executive officer, the chief financial officer, the treasurer, any vice president, any secretary or other officer of Borrower appointed by Borrower's board of directors or any "reporting person" as that term is used in Section 16 of the Securities Exchange Act of 1934, as amended.

          "BUILDING LAW COMPLIANCE AGREEMENTS" means the Initial Building Law Compliance Agreement together with any similar agreements executed from time to time by Borrower in favor of Agent and Lenders with respect to any real property designated by Borrower as one of the Secured Properties pursuant to Section 3.2 or the Negative Pledge Properties pursuant to Section 4.1.

          "BUILDING LAWS" means all federal, state and local laws, regulations, ordinances and requirements applicable to the development and operation of any Property, including without limitation all building, zoning, planning, subdivision, fire, traffic, safety, air quality, wetlands, shoreline, and flood plain laws, regulations and ordinances. The Building Laws shall include without limitation, all applicable requirements of the Fair Housing Act of 1968, as amended by the Fair Housing Amendments Act of 1988, 42 U.S.C. Section 3601 et seq.; the Americans with Disabilities Act of 1990, 42 U.S.C. Section 12101 et seq.; and all government and private covenants, conditions and restrictions applicable to any Property.

          "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which banks are authorized or obligated to close in Seattle, Washington.

          "CALIFORNIA DEED OF TRUST" means a Deed of Trust executed by Borrower in favor of Agent and Lenders in substantially the form of Exhibit F hereto covering one or more of the Secured Properties located in California or, in the case of the Secured Property located in Solana Beach, California, a Deed of Trust in substantially the form of the California Leasehold Deed of Trust.

          "CALIFORNIA LEASEHOLD DEED OF TRUST" means a Deed of Trust executed by Borrower in favor of Agent and Lenders in substantially the form of Exhibit G hereto.

          "CAPITAL RESERVE ACCOUNT" has the meaning set forth in Section 7.15.

          "CASUALTY LOSS PROPERTY" has the meaning set forth in Section 7.18(c).

          "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

          "COLLATERAL GRACE PERIOD" means the period commencing on the date of this Agreement and ending on the earlier of 60 days after the date hereof or the first date when all conditions set forth in Schedule 4 have been satisfied with respect to the Designated Secured Properties.

          "CONTROLLED GROUP" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code.

          "DEBT" means (i) indebtedness for borrowed money or for the deferred purchase price of property or services, other than trade accounts payable on customary terms in the ordinary course of business, (ii) financial obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) financial obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, and (iv) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or financial obligations of others of the kinds referred to in clauses (i) through
(iii) above.

          "DEEDS OF TRUST" means the Initial Deeds of Trust together with any mortgages, deeds of trust or other real property collateral documents executed from time to time by Borrower in favor of Agent as security for any or all of Borrower's obligations under the Loan Documents (other than the Environmental Agreements) (but not including any such Deeds of Trust or subsequent collateral documents to the extent released by Agent from time to time).

          "DEFAULT" means any event which but for the passage of time, the giving of notice, or both would be an Event of Default but not including, however, the occurrence of an Available Amount Deficiency prior to the expiration of the Deficiency Cure Period.

          "DEFICIENCY CURE PERIOD" has the meaning set forth in Section 2.4(b).

          "DESIGNATED APPLICABLE PROPERTIES" means the Designated Secured Properties, the Designated Negative Pledge Properties, and the Designated Eligible Properties.

          "DESIGNATED ELIGIBLE PROPERTIES" means all of the real property identified in Schedule 9, including, without limitation, the land, buildings, fixtures and improvements located thereon.

          "DESIGNATED NEGATIVE PLEDGE PROPERTIES" means all of the real property identified in Schedule 2, including, without limitation, the land, buildings, fixtures and other improvements located thereon.

          "DESIGNATED SECURED PROPERTIES" means all of the real property identified in Schedule 1, including, without limitation, the land, buildings, fixtures and other improvements located thereon.

          "ELIGIBLE PROPERTIES" means the Designated Eligible Properties, together with any additional real property designated by Borrower in accordance with Section 4.1 as constituting one of the Eligible Properties, but not including any of the Designated Eligible Properties or any subsequently designated real property which no longer constitutes Eligible Property in accordance with Section 4.2.

          "ENVIRONMENTAL AGREEMENTS" means the Initial Environmental Agreement together with any similar environmental agreements executed by Borrower in favor of Agent and Lenders with respect to any other real property designated by Borrower as Secured Properties pursuant to Section 3.2 or Negative Pledge Properties or Eligible Properties pursuant to Section 4.1 (but not including the Initial Environmental Agreement or any such subsequent agreements to the extent they apply to any real property that no longer constitutes either an Applicable Property).

          "ENVIRONMENTAL LAW" means and includes the Comprehensive Environmental Response, Compensation, and liability Act of 1980 ("CERCLA" or the Federal Superfund Act), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), 42 U.S.C. Sections 9601-9675; the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. Section 6901 et seq.; The Clean Water Act, 33 U.S.C. Section 1251 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C.
Section 136 et seq.; the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2671; all as the same may be from time to time amended and any regulations now or hereafter promulgated thereunder; and any and all other federal, state, county, municipal, local and other statutes, laws, ordinances, rules, regulations, judgments, orders, decrees, permits, licenses, or other governmental restrictions or requirements and the common law which may from time to time relate to or deal with protection of human health, pollution or the environment, including, without limitation, all regulations promulgated by a regulatory body pursuant to any such statute, law or ordinance.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "EVENT OF DEFAULT" has the meaning given in Section 9.1.

          "FEDERAL FUNDS RATE" has the meaning given in Section 2.3.

          "FULL INSURABLE VALUE" means the actual cost of replacing the property in question, without allowance for depreciation, as determined from time to time (but not more often than once every calendar year) by Agent.

          "FUNDED ADJUSTED PRO RATA SHARE" means, with respect to any Funding Lender, a fraction whose numerator is the unpaid principal amount of such Lender's Supplemental Loans and whose denominator is the unpaid principal amount of all Supplemental Loans.

          "FUNDED DEBT" means the Debt evidenced by the Notes, and all other Debt which matures more than one year from the date of determination or matures within one year from such date but is renewable or extendible, at the option of the debtor, to a date more than one year from such date or arises under a revolving credit or similar agreement which obligates the lender or lenders to extend credit during a period of more than one year from such date, excluding, however, all amounts of Funded Debt (other than Debt evidenced by the Notes which shall in all events be Funded Debt required to be paid or prepaid within one year from the date of determination).

          "FUNDED PRO RATA SHARE" means, with respect to any Lender, a fraction whose numerator is the outstanding principal amount of such Lender's Loans (including such Lender's Supplemental Loans, if any) and whose denominator is the total outstanding principal amount of the Loan.

          "FUNDING LENDER" means, as of any given time, any Lender that is then making a Supplemental Revolving Loan or, if the context so indicates, any Lender that then has one or more Supplemental Loans outstanding.

          "GOVERNMENT APPROVAL" means an approval, permit, license, authorization, certificate, or consent of any Governmental Authority.

          "GOVERNMENTAL AUTHORITY" means the government of the United States or any State or any foreign country or any political subdivision of any thereof or any branch, department, agency, instrumentality, court, tribunal or regulatory authority which constitutes a part or exercises any sovereign power of any of the foregoing.

          "GROSS REVENUES" means, with respect to any given Secured Properties or Negative Pledge Properties, all payments and other revenues (exclusive of any payments attributable to sales taxes) received by Borrower or Borrower's property manager from all sources related to the operation of such Property including, without limitation, rental of such Property, storage rentals, late fees, security deposits (if any, unless required to be segregated), receipts from sales of goods, billboard rentals and other advertising revenue, and tenant reimbursements of expenses.

          "HAZARDOUS MATERIAL" means asbestos, urea formaldehyde, PCBs, nuclear fuel or materials, chemical waste, radon, radioactive materials, explosives, known carcinogens, petroleum products (including crude oil) and any other dangerous, toxic, or hazardous pollutant, contaminant, chemical, material or substance defined as hazardous or as a pollutant or contaminant in, or the release or disposal of which is regulated by, any Environmental Law.

          "INDEBTEDNESS" means for any person (i) all items of indebtedness or liability which would be included in determining total liabilities as shown on the liability side of a balance sheet as of the date as of which indebtedness is determined; (ii) indebtedness secured by any Lien, whether or not such indebtedness shall have been assumed; (iii) any other indebtedness or liability for borrowed money or for the deferred purchase price of property or services for which such person is directly or contingently liable as obligor, guarantor, or otherwise, or in respect of which such person otherwise assures a creditor against loss (but not including any such indebtedness or liability resulting from any merger of Shurgard, Inc., into Borrower, if such merger occurs prior to the Term Loan Maturity Date); and (iv) all other obligations of such person under leases which shall have been or should have been recorded as capital leases.

          "INDEMNIFIED PARTIES" has the meaning set forth in Section 7.19.

          "INITIAL BUILDING LAW COMPLIANCE AGREEMENT" means a Certificate and Indemnity Agreement Regarding Compliance with Building Laws executed by Borrower in favor of Agent and Lenders in substantially the form of Exhibit L hereto covering the Designated Applicable Properties.

          "INITIAL DEEDS OF TRUST" means the (a) Washington Deeds of Trust covering the Designated Secured Properties located in Washington; (b) the California Deeds of Trust covering the Designated Secured Properties located in California; (c) the Arizona Deeds of Trust covering the Designated Secured Properties located in Arizona; and (d) the Texas Deeds of Trust covering the Designated Secured Properties located in Texas.

          "INITIAL ENVIRONMENTAL AGREEMENT" means an Environmental Agreement and Indemnity executed by Borrower in favor of Agent and Lenders in substantially the form of Exhibit K hereto covering the Designated Applicable Properties.

          "INITIAL LOAN DOCUMENTS" means this Agreement, the Revolving Notes, the Initial Deeds of Trust, the Initial Environmental Agreement and the Initial Building Law Compliance Agreement.

          "INSURANCE AND CONDEMNATION PROCEEDS" has the meaning set forth in
Section 7.18.

          "INTEREST RATE NOTICE" shall have the meaning given in Section 2.5(b).

          "LENDERS" means Seattle-First National Bank, Key Bank of Washington, and West One Bank, Washington and their Successors, and any additional lenders to whom an original Lender assigns its interest in the Loan Documents pursuant to this Agreement.

          "LIBOR BUSINESS DAY" means any Business Day when the London Interbank Market is open for business.

          "LIBOR LOAN" means any portion of the Loan that bears interest at the Adjusted LIBOR Rate or, if the context so indicates, that portion of a Revolving Loan advance that bears interest at the Adjusted LIBOR Rate.

          "LIBOR RATE" shall mean, with respect to any LIBOR Loan for any Applicable Interest Period, an interest rate per annum equal to the offered rate for deposits in U.S. Dollars for the Applicable Interest Period commencing on the first day of such Applicable Interest Period (the "Reset Date") which appears on the display designated as the "LIBO" page in the Reuter Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London inter-bank offered rates of major banks) as of 11:00 a.m., London time, on the day that is two Business Days preceding the Reset Date. If at least two such offered rates appear on such Reuter's screen LIBO page, the LIBOR Rate in respect of that Reset Date will be the arithmetic mean of such offered rates.
In the event such Reuters screen LIBO page is not published, the LIBOR Rate shall be determined from an alternate, generally-recognized source mutually agreeable to Agent and Borrower, and, in the absence of such agreement, Borrower shall not have an option to select the Adjusted LIBOR Rate.

          "LIEN" means, for any person, any security interest, pledge, mortgage, charge, assignment, hypothecation, encumbrance, attachment, garnishment, execution or other voluntary or involuntary lien upon or affecting the revenues of such person or any real or personal property in which such person has or hereafter acquires any interest.

          "LOAN DOCUMENTS" means this Agreement, the Notes, the Deeds of Trust, the Environmental Agreements and the Building Law Compliance Agreements.

          "LOAN" means, during the Revolving Commitment Period, the Revolving Loans and, during the Term Loan Period, the Term Loan; or, when used in the context of a particular Lender, the amounts advanced by such Lender.

          "LOSSES" has the meaning set forth in Section 7.19.

          "MAJORITY LENDERS" means Lenders having sixty percent (60%) or more of the Loan or, if no portion of the Loan is outstanding, of the commitment to make Revolving Loans.

          "MATERIAL ADVERSE EFFECT" means a material adverse effect on or material adverse change in (a) (i) the business, operations, property, financial condition, liabilities (absolute, accrued, contingent or otherwise) or assets of Borrower, and (ii) the ability of Borrower to perform its obligations under this Agreement, the Notes or any other Loan Documents; or (b) the rights or remedies of Agent, any Lender or the holder of any Note under this Agreement or any of the other Loan Documents upon the occurrence of an Event of Default.

          "NEGATIVE PLEDGE DESIGNATION NOTICE" has the meaning set forth in
Section 4.1.

          "NEGATIVE PLEDGE PROPERTIES" means the Designated Negative Pledge Properties together with any additional real property designated by Borrower in accordance with Section 4.1 as constituting one of the Negative Pledge Properties, but not including any of the Designated Negative Pledge Properties or any such subsequently designated real property which no longer constitutes Negative Pledge Property in accordance with Section 4.2.

          "NEGATIVE PLEDGE REMOVAL REQUEST" has the meaning set forth in Section 4.2.

          "NET WORTH" means the excess of total assets over total Indebtedness, but not including, however, in the determination of total assets (a) treasury stock, (b) cash held in a sinking or other similar fund established for the purpose of redemption or other retirement of capital stock, (c) to the extent not already deducted from total assets, reserves for depreciation, depletion, obsolescence or amortization of properties and other reserves or appropriations of retained earnings which have been or should be established in connection with the business conducted by the relevant corporation, and (d) any re-evaluation or other write-up in book value of assets subsequent to the fiscal year of Borrower ending immediately prior to the date hereof.

          "NOI" means, with respect to any of the Secured Properties or Negative Pledge Properties for any fiscal quarter of Borrower, the Gross Revenues from such Property for such fiscal quarter less (i) usual and customary operating expenses for such Property for such fiscal quarter, (ii) real estate taxes with respect to such Property for such fiscal quarter, (iii) property management fees, and (iv) a capital expenditure reserve for such Property quarter in the amount of $.17 per square foot divided by four.

          "NON-FUNDING LENDER" means, as of any given date (a) a Lender that has failed to make its Pro Rata Share of a requested Pro Rata Revolving Loan or its Adjusted Pro Rata Share of a requested Supplemental Revolving Loan, under circumstances which give Borrower a right to request that other Lenders make Supplemental Revolving Loans pursuant to Section 2.1(b); or (b) if the context so indicates, any Lender that has no outstanding Supplemental Loans at a time when any other Lender has any Supplemental Loans outstanding.

          "NOTES" means the Term Notes and the Revolving Notes.

          "NOTICE OF BORROWING" means a request for a Revolving Loan from Borrower delivered to Agent in the manner, at the time and containing the information required under Section 2.2.

          "OFFICER'S CERTIFICATE" means a certificate executed and delivered on behalf of Borrower by its Chief Financial Officer or his designee.

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          "PENSION PLAN" means an "employee pension benefit plan" (as such term is defined in Section 3(a) of ERISA) from time to time maintained by Borrower or a member of a Controlled Group.

          "PERMITTED ENCUMBRANCES" means (a) Liens for taxes, assessments, and other governmental charges not then delinquent; (b) any mechanic's, laborer's, materialmen's, supplier's or vendor's lien or other similar statutory lien arising in the ordinary course of business but only if (i) such lien is subordinate to the liens created by the Deed of Trust and payment is not yet due under the contract giving rise to such lien or (ii) such lien is subject to a bona fide dispute and Borrower has taken whatever actions may be reasonably necessary to prevent a foreclosure of such lien and the resulting sale of any of the Secured Properties or Negative Pledge Properties and, if such lien has priority over the lien of the Deeds of Trust, Borrower causes to be posted a bond equal to one and a half times the amount of such lien; (c) with respect to any given Applicable Property, the Liens identified on Schedule 8 as being Permitted Encumbrances for such Property; (d) nonmonetary encumbrances, restrictions, covenants, conditions, easements, rights-of-way, encroachments, reservations and other similar matters affecting title which, in the aggregate do not materially impair Borrower's use of the Applicable Properties and its operation thereon or materially reduce the fair market value thereof; and
(e) any other Liens expressly approved by Agent in writing with the consent of Majority Lenders.

          "PERSON" means any individual, partnership, corporation, business trust, unincorporated organization, joint venture, association, joint stock company, estate, limited liability company, or any governmental entity, department, agency or political subdivision thereof.

          "PLAN" shall mean, at any time, an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (a) maintained by Borrower or any member of a Controlled Group for employees of Borrower or any member of a Controlled Group or (b) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which Borrower or any member of a Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five
(5) plan years made contributions.

          "PRIME RATE" means, on any day, Agent's publicly announced prime rate of interest at its principal office (which prime rate is a reference rate and not necessarily the lowest rate of interest charged by Agent to its prime customers), changing as such prime rate changes.

          "PRIME RATE LOAN" means any portion of a Loan that bears interest at the Prime Rate.

          "PRO RATA REVOLVING LOANS" has the meaning given in Section 2.1(a).

          "PRO RATA SHARE" means, with respect to each Lender, the percentage set forth opposite such Lender's signature on the signature pages at the end of this Agreement.

          "PRO RATA TERM LOAN" means that portion of the Term Loan that constitutes the unpaid principal amount of the Pro Rata Revolving Loans that were converted into the Term Loan.

          "PROCEEDS ESCROW" has the meaning set forth in Section 7.18(a).

          "PROCEEDS TRUSTEE" has the meaning set forth in Section 7.18(a).

          "PROPERTY" means any real or personal property in which Borrower now or hereafter holds an ownership or leasehold interest.

          "QUARTERLY COMPLIANCE CERTIFICATE" has the meaning given in
Section 7.8(c).

          "REQUIRED RESERVE" shall mean the reserve for Capital Expenditures described in Section 7.15.

          "REVOLVING COMMITMENT" means Fifty Million Dollars ($50,000,000).

          "REVOLVING COMMITMENT PERIOD" has the meaning given in Section 2.1.

          "REVOLVING LOANS" means the Pro Rata Revolving Loans and the Supplemental Revolving Loans.

          "REVOLVING LOAN MATURITY DATE" means August 18, 1996.

          "REVOLVING NOTES" has the meaning given in Section 2.6.

          "SECURED PROPERTIES" means (a) during the Collateral Grace Period, the Designated Secured Properties; (b) thereafter, the Designated Secured Properties together with any additional real property which becomes one of the Secured Properties pursuant to Section 3.2 (but not including any Designated Secured Property or any such additional real property that is no longer subject to the lien of the Deeds of Trust as a result of having been released in accordance with Section 3.3).

          "SECURED PROPERTY DESIGNATION NOTICE" has the meaning set forth in
Section 3.2.

          "SECURED PROPERTY RELEASE REQUEST" has the meaning set forth in
Section 3.3.

          "SUBSIDIARY" shall mean any corporation directly or indirectly controlled by Borrower. For the purposes of this definition, "controlled by" shall mean the possession, directly or indirectly of the power to direct or cause the direction of the management or policies of such Subsidiary, whether through the ownership of voting securities, by contract, or otherwise.

          "SUCCESSOR" means, for any corporation or banking association, any successor by merger or consolidation, or by acquisition of substantially all of the assets of the predecessor.

          "SUPPLEMENTAL LOANS" means the Supplemental Revolving Loans and the Supplemental Term Loan.

          "SUPPLEMENTAL REVOLVING LOANS" has the meaning defined in Section 2.1(b).

          "SUPPLEMENTAL TERM LOAN" means, as of any given date, that portion of the Term Loan that constitutes the unpaid principal amount of the Supplemental Revolving Loans that were converted into the Term Loan.

          "TAX" means, for any person, any tax, assessment, duty, levy, impost or other charge imposed by any Governmental Authority on such person or on any property, revenue, income, or franchise of such person and any interest or penalty with respect to any of the foregoing.

          "TERM LOAN" has the meaning given in Section 2.1(c).

          "TERM LOAN MATURITY DATE" means August 18, 1997.

          "TERM LOAN PERIOD" means the period that begins on the conversion of the Revolving Loans to the Term Loan and ends on the Term Loan Maturity Date.

          "TERM NOTES" has the meaning given in Section 2.6.

          "TEXAS DEED OF TRUST" means a Deed of Trust executed by Borrower in favor of Lenders in substantially the form of Exhibit I hereto covering one or more of the Secured Properties located in Texas or, in the case of the Secured Property located in Hillcroft, Texas, a Deed of Trust in substantially the form of the Texas Leasehold Deed of Trust.

          "TEXAS LEASEHOLD DEED OF TRUST" means a Deed of Trust executed by Borrower in favor of Lenders in substantially the form of Exhibit J hereto.

          "TREASURY RATE" means, with respect to any given maturity, the bond-equivalent yield as reported in Federal Reserve Statistical Release (Publication H.15) -- Selected Interest Rates under the heading "U.S. Government Securities/Treasury Constant Maturities" (for the week ending prior to the applicable measurement date) of U.S. Treasury Constant Maturities as displayed on page 119 of Dow Jones Telerate Service (or such other page or service as may replace that page or service for the purpose of displaying rates comparable to such U.S. Treasury Rates) with a maturity equal to the applicable maturity and, if the applicable maturity is not reported, the linear interpolation of such bond-equivalent yields with maturities (one longer and one shorter) most nearly approximating the applicable maturity. If such Federal Reserve Statistical Release is no longer available, the Treasury Rate shall be determined in the same manner, but by reference to such other reasonably comparable index as is commonly used for determining such rates.

          "UNFUNDED VESTED LIABILITIES" means, with respect to any Plan at any time, the amount (if any) by which (a) the present value of all vested non forfeitable benefits under such Plan exceeds (b) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of Borrower or any member of a Controlled Group to the PBGC or the Plan under Title IV of ERISA.

          "WASHINGTON DEED OF TRUST" means a Deed of Trust executed by Borrower in favor of Agent and Lenders in substantially the form of Exhibit E hereto covering one or more of the Secured Properties located in Washington.

     SECTION 1.2 GENERAL PRINCIPLES APPLICABLE TO DEFINITIONS. Definitions given herein shall be equally applicable to both singular and plural forms of the terms therein defined and references herein to "he" or "it" shall be applicable to persons whether masculine, feminine or neuter. References herein to any document including, but without limitation, this Agreement shall be deemed a reference to such document as it now exists, and as, from time to time hereafter, the same may be amended. References herein to a "person" or "persons" shall be deemed to be references to an individual, corporation, partnership, trust, unincorporated association, joint venture, joint-stock company, government (including political subdivisions), Governmental Authority or agency or any other entity. References herein to any section, subsection, schedule or exhibit shall, unless otherwise indicated, be deemed a reference to sections and subsections within and schedules and exhibits to this Agreement.

     SECTION 1.3 ACCOUNTING TERMS. Except as otherwise provided herein, accounting terms not specifically defined shall be construed, and all accounting procedures shall be performed, in accordance with generally accepted United States accounting principles.

                                    ARTICLE 2

                                    THE LOANS

     SECTION 2.1  THE LOANS.

          (a) PRO RATA REVOLVING CREDIT. Subject to the terms and conditions of this Agreement, each Lender hereby severally agrees during the period from the date of this Agreement until the Revolving Loan Maturity Date (the "Revolving Commitment Period") to make loans duly requested hereunder (the "Pro Rata Revolving Loans") to Borrower in amounts equal to such Lender's Pro Rata Share of each requested Pro Rata Revolving Loan provided that, after giving effect to any requested Pro Rata Revolving Loan (i) the aggregate of all Revolving Loans outstanding from such Lender will not exceed such Lender's Pro Rata Share of the Revolving Commitment; and (ii) the aggregate of all Revolving Loans outstanding from such Lender will not exceed such Lender's Pro Rata Share of the Available Amount. The commitment set forth in this Section 2.1(a) is for a revolving credit, and within the amounts and times specified herein, Borrower may pay, repay and reborrow.

          (b) SUPPLEMENTAL REVOLVING LOANS. In the event that (A) any Lender fails to make its Pro Rata Share of any properly requested Pro Rata Revolving Loan on or before 9:00 a.m. (Seattle time) on the date of any requested borrowing, and (B) Agent determines in good faith that such Lender's failure to make its Pro Rata Share of such Pro Rata Revolving Loan constitutes a violation of such Lender's commitment to lend under this Agreement, then Agent shall promptly notify Borrower and each Lender of such determination. In each such case, Borrower shall have the right, notwithstanding the notice requirement set forth in Section 2.2, to give telephonic notice to Agent requesting that each of the Lenders (other than the Lender whose failure to lend gave rise to such notice), make a supplemental revolving loan in an amount equal to the amount of such Lender's Adjusted Pro Rata Share of the Non-Funding Lender's Pro Rata Share of the initially requested Pro Rata Revolving Loan, provided that, after giving effect to such supplemental revolving loan (a) the aggregate of all Revolving

Loans outstanding from such Funding Lender will not exceed such Funding Lender's Pro Rata Share of the Revolving Commitment; and (b) the aggregate of all Revolving Loans outstanding from such Funding Lender will not exceed such Funding Lender's Pro Rata Share of the Available Amount. Each such supplemental revolving loan shall be referred to in this Agreement as a "Supplemental Revolving Loan." Each Supplemental Revolving Loan shall be a Prime Rate Loan unless and until all or any portion of such Supplemental Revolving Loan has been converted to a LIBOR Loan pursuant to Section 2.5(b). In the event that a judicial determination is made that any Non-Funding Lender's failure to make its Pro Rata Share of any requested Pro Rata Revolving Loan constituted a breach of such Lender's commitment to lend under Section 2.1(a), then the Funding Lenders shall be entitled to repayment from such Non-Funding Lender of the unpaid principal amount of the Supplemental Loans that resulted from such Non-Funding Lender's breach, together with interest thereon at the Applicable Interest Rate (reduced by any amounts such Funding Lenders have already received in respect of such Supplemental Loans from Borrower) and such Non-Funding Lender shall, to the extent of such repayment, become a Funding Lender in respect of the amount of such repayment. The Revolving Loans described in Section 2.1(a) and in this
Section 2.1(b) constitute a revolving credit and, subject to the limits set forth in this Agreement, Borrower may pay, prepay and reborrow.

          (c) TERM LOAN. Subject to the terms and conditions of this Agreement, each Lender agrees that, on the Revolving Loan Maturity Date, Borrower may convert the principal balance of the Revolving Loans outstanding as of such date to a term loan (the "Term Loan") having the terms set forth in this Agreement. The Term Loan described in this Section 2.1(c) may not be reborrowed once paid.

     SECTION 2.2 NOTICE OF BORROWING. For each requested Revolving Loan, Borrower shall give Agent prior notice (a "Notice of Borrowing") specifying the date of a requested borrowing (which must be a Business Day), the amount thereof and, in the case of any Revolving Loan requested during a Deficiency Cure Period, the manner in which the proceeds of such Revolving Loan will be used. Each Notice of Borrowing shall be in writing except that, in the case of a Supplemental Revolving Loan, such notice may be oral so long as it is promptly confirmed in writing in a form acceptable to Agent. Each such written Notice of Borrowing shall be in substantially the form of Exhibit C hereto. Except as otherwise required in Section 2.5(b) with respect to LIBOR Loans or as otherwise permitted with respect to Supplemental Revolving Loans, Borrower may give a Notice of Borrowing prior to 12:00 noon (Seattle time) on the any Business Day at least two (2) Business Days prior to the Business Day that Borrower requests that the Pro Rata Revolving Loan be made. Each Notice of Borrowing shall be irrevocable and shall be deemed to constitute a representation and warranty by Borrower that, as of the date of such notice (a) the statements set forth in
Article 6 are true and correct; and (b) no Default or Event of Default has occurred and is continuing or will result from disbursement of the requested Revolving Loan. Each Pro Rata Revolving Loan requested by Borrower under this
Section 2.2 shall be in an amount of not less than $250,000. On receipt of a Notice of Borrowing, Agent shall promptly notify each Lender by telephone, telex or telefax of the date of the requested borrowing and the amount thereof. Each Lender shall before 9:00 a.m. (Seattle time) on the date of the requested borrowing, pay such Lender's Pro Rata Share of the aggregate principal amount of the requested borrowing in immediately available funds to Agent at its Commercial Loan Service Center, Seattle, Washington. Upon fulfillment to Agent's satisfaction of the applicable conditions set forth in Article 5, and after receipt by Agent of such funds, Agent will promptly make such funds available to Borrower by depositing them to Borrower's Bank Account and any funds so deposited shall be presumed to be for the benefit of Borrower.

     SECTION 2.3 AGENT'S RIGHT TO FUND. In the event that, prior to making the requested borrowing available to Borrower, Agent has received from any Lender a confirmation that such Lender's Pro Rata Share of the requested Pro Rata Revolving Loan (or, in the case of a requested Supplemental Revolving Loan, a confirmation that such Lender's Adjusted Pro Rata Share of the requested Supplemental Revolving Loan) has been sent to Agent by wire transfer together with the wire transfer sequencing numbers related thereto, Agent may assume that such Lender has made such funds available on the date such Revolving Loan is to be made in accordance with Section 2.2 and Agent may, in reliance upon such assumption, make available to Borrower on such date a corresponding amount. If and to the extent that Agent has not, for any reason, received such corresponding amount by the close of business on the day such amount was to be made available, such Lender shall pay to Agent forthwith on demand such corresponding amount, together with interest thereon for each day from the date such amount is made available to Borrower until the date such amount is repaid to Agent, at the Federal Funds Rate. Until such Lender has made such payment to Agent, such Lender shall be a Non-Funding Lender with respect to such Revolving Loan. In the event Agent does not receive such amount from such Lender within one (1) Business Day after Agent's demand therefor, then Borrower agrees to pay Agent forthwith on demand such corresponding amount, together with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is repaid to Agent, at the Applicable Interest Rate. Borrower may, to the extent otherwise permitted by Section 2.1(b) repay such corresponding amount by requesting Supplemental Revolving Loans from the Funding Lenders. Any such repayment by Borrower shall be without prejudice to any rights it may have against the Lender that has failed to make available its funds for any requested borrowing. As used herein "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on transactions received by Agent from three federal funds brokers of recognized standing selected by Agent.

     SECTION 2.4  REPAYMENT OF PRINCIPAL.

          (a) SCHEDULED REPAYMENTS. Unless the Revolving Loans are converted to the Term Loan pursuant to Section 2.1(c), Borrower shall repay the principal amount of the Revolving Loans on or before the Revolving Maturity Date. If the Revolving Loans are converted to the Term Loan, Borrower shall repay the full outstanding principal amount of the Term Loan on or before the Term Loan Maturity Date.

          (b) MANDATORY PREPAYMENTS. If at any time or for any reason, the Available Amount is less than the outstanding principal amount of the Loan (such shortfall being referred to as an "Available Amount Deficiency"), then Borrower shall, within 90 days of the date such deficiency occurs ("Deficiency Cure Period"), cause the outstanding principal amount of the Loan to be less than or equal to the Available Amount by (i) making one or more principal repayments of the Loan and/or (ii) causing one or more mini-storage facilities of Borrower to become Secured Property in accordance with Section 3.2 or additional Negative Pledge Property in accordance with Section 4.1.

     SECTION 2.5  INTEREST ON LOANS.

          (a) GENERAL PROVISIONS. Borrower agrees to pay to Lenders interest on the unpaid principal amount of the Loan from the date hereof until the Loan shall be due and payable at a per annum rate equal to the Applicable Interest Rate. Interest on any past due amount of the Loan (whether at maturity, upon acceleration, mandatory prepayment or otherwise) shall accrue, at a per annum rate equal to three percent (3%) above the Prime Rate. Accrued but unpaid interest on the LIBOR Loan shall be paid in arrears on the last day of the Applicable Interest Period and, in addition, for each LIBOR Loan having an Applicable Interest Period longer than three months, at the end of the first three months of such Applicable Interest Period. Accrued but unpaid interest on the Prime Rate Loan shall be paid in arrears on the first Business Day of each calendar month and at the Revolving Loan Maturity Date. Notwithstanding the foregoing, accrued interest on the Loan shall be payable on demand after the occurrence of an Event of Default. Computations of interest shall be made on the basis of a year of 360 days for LIBOR Loans and for Prime Rate Loans, for the actual number of days

(including the first day but excluding the last day) occurring in the period for which such interest is payable.

          (b)  SELECTION OF ALTERNATIVE RATES.

               (1) Borrower may, on at least three LIBOR Business Days' prior notice, elect to have interest accrue on any Revolving Loan or any portion thereof or on all or any portion of the Loan already outstanding at the Adjusted LIBOR Rate for an Applicable Interest Period. Such notice (herein, an "Interest Rate Notice") shall be given in writing and shall be deemed delivered when received by Agent except that an Interest Rate Notice received by Agent after 10:00 a.m., Seattle time, on any Business Day, shall be deemed to have been delivered or received on the next Business Day. Each written Interest Rate Notice shall be in substantially the form of Exhibit C hereto. Any such Interest Rate Notice shall be irrevocable and shall constitute a representation and warranty by Borrower that as of the date of such Interest Rate Notice, the statements set forth in Article 6 are true and correct and that no Default or Event of Default has occurred and is continuing.

               (2) The ability of Borrower to select the Adjusted LIBOR Rate to apply to the Loan or any portion thereof shall be subject to the following conditions: (i) no more than ten LIBOR Loans may be outstanding at any single time; (ii) the Adjusted LIBOR Rate may not be selected for any portion of the Loan which is already accruing interest at the Adjusted LIBOR Rate unless such selection is only to become effective at the maturity of the Applicable Interest Period then in effect; (iii) Agent shall not have given notice pursuant to
Section 2.5(c) that the Adjusted LIBOR Rate selected by Borrower is not available; (iv) no Default or Event of Default shall have occurred and be continuing; and (v) if Borrower elects to have some portion (but less than all) of the Loan accrue interest at the Adjusted LIBOR Rate, such election shall cause a portion of each Lender's outstanding Loan to accrue interest at such rate in proportion to their respective Funded Pro Rata Shares.

               (3) In the absence of an effective request for the application of the Adjusted LIBOR Rate, the Loan or the remaining portions thereof shall accrue interest at the Prime Rate.

               (4) The Interest Rate Notice may be given with and contained in any Notice of Borrowing provided that the requisite number of days for prior notice for both the borrowing and the selection of the Adjusted LIBOR Rate shall be satisfied.

               (5) If Borrower delivers an Interest Rate Notice with any Notice of Borrowing for a Revolving Loan and Borrower thereafter declines to take such Revolving Loan or a condition precedent to the making of such Revolving Loan is not satisfied or waived, Borrower shall indemnify Agent and each Lender for all losses and any costs which Agent or any Lender may sustain as a consequence thereof including, without limitation, the costs of reemployment of funds at rates lower than the cost to Lenders of such funds. A certificate of Agent or any Lender setting forth the amount due to it pursuant to this Section 2.5(b)(5) and the basis for, and the calculation of, such amount shall be prima facie evidence of the amount due to it hereunder, absent a showing by Borrower of manifest error. Payment of the amount owed shall be due within 15 days after Borrower's receipt of such certificate.

          (c) UNAVAILABLE ADJUSTED LIBOR RATE. If, for any reason, any Lender determines that a fair and adequate means does not exist for establishing the Adjusted LIBOR Rate or that the making or continuation of any LIBOR Loan by such Lender has become unlawful, then such Lender may give notice of that fact to Agent and Borrower and such determination shall become conclusive and binding absent manifest error. After such notice has been given and until the Lender notifies Borrower and Agent that the circumstances giving rise to such notice no longer exist, such rate shall no longer be available. Any subsequent request by Borrower to have interest accrue at such rate shall be deemed to be a request for interest to accrue at the Prime Rate unless Borrower elects to select another Applicable Interest Rate which is not unavailable and gives the requisite number of days notice to select such rate. If the Lender shall thereafter determine to permit borrowing at such rate, the Lender shall notify Borrower and Agent in writing of that fact, and Borrower shall then once again become entitled to request that such rate apply to the Loans in accordance with
Section 2.5(b) hereof.

          (d) COMPENSATION FOR INCREASED COSTS. In the event that after the date hereof any change occurs in any applicable law, regulation, treaty or directive or interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof, or any condition is imposed by any Governmental Authority after the date hereof or any change occurs in any condition imposed by any Governmental Authority on or prior to the date hereof which:

               (i) Subjects any Lender to any Tax (other than any Tax measured by a Lender's net income or gross revenues), or changes the basis of taxation of any payments to any Lender on account of principal of or interest on any LIBOR Loan, the Notes (to the extent the Notes evidence a LIBOR Loan) or fees in respect of the Lender's obligation to make LIBOR Loans or other amounts payable with respect to its LIBOR Loans; or

               (ii) Imposes, modifies or determines to be applicable any reserve, deposit or similar requirements against any assets held by, deposits with or for the account of, or loans or commitments by, any office of the Lender in connection with its LIBOR Loans to the extent the amount of which is in excess of, or was not applicable at the time of computation of, the amounts provided for in the definition of such LIBOR Loan; or

              (iii) Affects the amount of capital required to be maintained by banks generally or corporations controlling banks and any Lender determines the amount by which the Lender or any corporation controlling the Lender is required to maintain or increase its capital is increased by, or based upon, the existence of this Agreement or of the Lender's LIBOR Loans or commitment to make LIBOR Loans hereunder;

               (iv) Imposes upon any Lender any other condition with respect to its LIBOR Loans or its commitment to make LIBOR Loans;

which, as a result thereof, (1) increases the cost to any Lender of making or maintaining its Loans or its commitment to lend hereunder, or (2) reduces the net amount of any payment received by any Lender in respect of its Loans (whether of principal, interest, commitment fees or otherwise), or (3) requires the Lender to make any payment on or calculated by reference to the gross amount of any sum received by it in respect of its LIBOR Loans, in each case by a material amount, then and in any such case Borrower shall pay to Agent for the account of such Lender on demand such amount or amounts as will compensate such Lender for any increased cost, deduction or payment actually incurred or made by such Lender. The demand for payment by any Lender shall be delivered to both Agent and Borrower and shall state the subjection or change which occurred or the Tax, reserve, deposit or capital requirements or other conditions which have been imposed upon such Lender or the request, direction or requirement with which it has complied, together with the date thereof, the amount of such cost, reduction or payment and the manner in which such amount has been calculated. Any such demand for payment shall be accompanied by an Officer's Certificate from the affected Lenders stating that the amount assessed against Borrower with respect to such Lender's LIBOR Loans is not greater than Borrower's pro rata share of the amount assessed against all such Lender's LIBOR Loans (such pro rata share equaling a fraction whose numerator is the aggregate amount of Borrower's LIBOR Loans from such Lender and whose denominator is total amount of all such Lender's LIBOR Loans that are subject to the increased costs, reduction in payment or additional payment referred to in clauses (1), (2) or (3) above). The statement of any Lender as to the additional amounts payable pursuant to this Section 2.5(d) shall be, absent manifest error, prima facie evidence of the amounts due hereunder.

     The protection of this Section 2.5(d) shall be available to each Lender regardless of any possible contention of invalidity or inapplicability of the relevant law, regulation, treaty, directive, condition or interpretation thereof provided that no amount shall be owing under this Section 2.5(d) to the extent it is caused or triggered by such Lender's negligence or willful misconduct. In the event that Borrower pays any Lender the amount necessary to compensate such Lender for any charge, deduction or payment incurred or made by such Lender as provided in this Section 2.5(d) and such charge, deduction or payment or any part thereof is subsequently returned to the Lender as a result of the final determination of the invalidity or inapplicability of the relevant law, regulation, treaty, directive or condition, then such Lender shall remit to Borrower the amount paid by Borrower which has actually been returned to the Lender (together with any interest actually paid to the Lender on such returned amount). Borrower shall not be obligated to pay any amount under this Section 2.5(d) with respect to any Applicable Interest Period prior to the Applicable Interest Period during which the affected Lender provides notice to Borrower that such additional payment shall be assessed.

     SECTION 2.6 NOTES. Each Lender's Revolving Loans shall be evidenced by a promissory note of Borrower substantially in the form attached hereto as Exhibit A-1, A-2 or A-3, as applicable, payable to the order of such Lender, dated as of the date hereof, in the face amount of such Lender's Pro Rata Share of the Revolving Commitment (the "Revolving Notes"). If the Revolving Loans are converted into the Term Loan, each Lender's portion of the Term Loan shall be evidenced by a promissory note of Borrower substantially in the form attached hereto as Exhibit B-1, B-2 or B-3, as applicable, payable to the order of such Lender, dated as of the date of such conversion, in the face amount of such Lender's Funded Pro Rata Share of the aggregate principal amount of the Revolving Loans outstanding as of the date of such conversion (the "Term Notes"). Agent shall have possession of the original Revolving Notes and, if the Revolving Loans are converted into the Term Loan, the original Term Notes. Agent is hereby authorized to record the date and amount of the Revolving Loans each Lender makes, the Applicable Interest Rate, the Applicable Interest Period and the date and amount of each payment of principal and interest thereon on a schedule annexed to or kept in respect of the Revolving Notes. Agent is also hereby authorized to record the Applicable Interest Rate, the Applicable Interest Period and the date and amount of each payment of principal and interest on the Term Notes on a schedule annexed to or kept in respect of the Term Notes. Any such recordation by Agent shall constitute prima facie evidence of the accuracy of the information so recorded; PROVIDED, HOWEVER, that the failure to make any such recordation or any error in any such recordation shall not affect the obligations of Borrower hereunder or under the Revolving Notes or the Term Notes (collectively, the "Notes").

     SECTION 2.7  MANNER OF PAYMENTS.

          (a) PLACE AND FORM OF PAYMENTS. All payments of principal and interest on the Loan and all other amounts payable hereunder or under any other Loan Document by Borrower to Agent or any Lender shall be made by paying the same in United States Dollars and in immediately available funds to Agent at its Commercial Loan Service Center, Seattle, Washington not later than 12:00 noon, Seattle time, on the date on which such payment shall become due.

          (b) PAYMENTS ON NON-BUSINESS DAYS. Whenever any payment hereunder or under any other Loan Document shall be stated to be due or whenever the last day of any Applicable Interest Period would otherwise occur on a day other than a Business Day, such payment shall be made and the last day of such Applicable Interest Period shall occur on the next succeeding Business Day and such extension of time shall in such case be included in the computation and payment of interest or commitment fees, as the case may be, unless, in the case of an Applicable Interest Period with respect to a LIBOR Loan, such extension would cause such payment to be made or the last date of such Applicable Interest Period to occur in the next following calendar month, in which case such payment shall be made and the last day of such Applicable Interest Period shall occur on the next preceding Business Day.

          (c) ORDER OF APPLICATION. Any payment or other amount received by Agent in respect of the Loan (including, without limitation, any payment received as the result of realization on the lien of the Deeds of Trust) shall be applied in the following order (i) first, to any fees, expenses or indemnities then due and owing to Agent pursuant to the terms hereof; (ii) second, to any fees, expenses or indemnities owing to any Lender pursuant to the terms hereof (if such payment or other amount is insufficient to satisfy all such fees, expenses and indemnities, then each Lender shall receive its pro rata share of such amounts calculated in accordance with the amount of such fees, expenses and indemnities owing to each Lender); (iii) third, to accrued and unpaid interest on any Supplemental Loans then due and owing (to be distributed by Agent to each of the Funding Lenders in accordance with their respective Funded Adjusted Pro Rata Shares); (iv) fourth, to accrued and unpaid interest then due and owing on, during the Revolving Commitment Period, the Pro Rata Revolving Loans, and during the Term Loan Period, the Pro Rata Term Loan (to be distributed by Agent to the Lenders in accordance with their respective Funded Pro Rata Shares); (v) fifth, to the unpaid principal amount of any Supplemental

Revolving Loans (to be distributed by Agent to Lenders in accordance with their respective Funded Adjusted Pro Rata Shares); (vi) sixth, to the remaining unpaid principal amount of the Loan (to be distributed by Agent to Lenders in accordance with their respective Funded Pro Rata Shares; (vii) seventh, to any other amounts owing under the Loan Documents (to be distributed by Agent to Lenders in accordance with their respective Funded Pro Rata Shares).

     SECTION 2.8  FEES.

          (a) COMMITMENT FEE. Borrower agrees to pay to Agent for the account of Lenders in accordance with their Pro Rata Shares a commitment fee of $375,000 payable upon execution of this Agreement.

          (b) AGENT'S FEE. Borrower agrees to pay Agent for Agent's own account an agency fee of $31,250 for each year of the Revolving Commitment Period. The first $31,250 payment shall be paid upon execution and delivery of this Agreement, and the second $31,250 payment shall be paid one year following such execution and delivery. Borrower also agrees to pay Agent for Agents's own account an agency fee for the Term Loan Period in an amount equal to one-sixteenth of one percent (1/16%) of the principal amount of the Revolving Loans that is converted into the Term Loan.

          (c) CONVERSION FEE. Borrower agrees to pay Agent for the account of Lenders in accordance with their Funded Pro Rata Shares a conversion fee of three-eighths (3/8%) of one percent of the amount of the Term Loan upon conversion of the Revolving Loans to the Term Loan. Such conversion fee shall be payable in four equal quarterly installments beginning on the first day of the Term Loan Period and three, six and nine months thereafter. In the event that Borrower repays the full amount of the Term Loan during the second, third or fourth three-month periods of the Term Loan Period, each Lender will refund to Borrower a prorated amount of such Lender's Funded Pro Rata Share of such conversion fee for the three-month period during which such full repayment occurred. (Such prorated amount shall equal a fraction whose numerator is the number of days remaining during such three-month period and whose denominator is the total number of days during such three-month period.) Borrower shall not be entitled to receive any refund of the conversion fee paid for the first three-month period of the Term Loan Period even if the Loan is repaid in full prior to the end of such three-month period.

     SECTION 2.9 SHARING OF PAYMENTS, ETC. If any Lender shall obtain any payment in respect of the obligations under the Loan Documents (whether voluntary or involuntary, through the exercise of any right of setoff or otherwise) in excess of the amount it would have received if all payments had been made directly to

Agent and apportioned in accordance with the terms of Section 2.7(c)(iii) through 2.7(c)(vii), such Lender shall forthwith purchase from the other Lenders such participations in the Loans made by them to Borrower as may be necessary to cause such excess payment to be apportioned in accordance with the terms of
Section 2.7(c)(iii) through 2.7(c)(vii); PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender the purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered by the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.9 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation. Agent's books and records shall constitute prima facie evidence of the accuracy of the information recorded therein and any statement by Agent calculating the amount due from any Lender shall be prima facie evidence thereof absent a showing by such Lender of manifest error.

     SECTION 2.10 PREPAYMENTS. Prime Rate Loans may be repaid at any time without penalty or premium. If a LIBOR Loan is paid prior to the end of the Applicable Interest Period, a prepayment fee calculated in the manner set forth in Schedule 3 shall be assessed and paid at the time of such payment. Such fee shall be calculated by Agent, and such calculation shall be binding evidence of the amount due hereunder absent a showing by Borrower of manifest error. Such fee shall apply in all circumstances where a LIBOR Loan is paid prior to the end of the Applicable Interest Period, regardless of whether such payment is voluntary, mandatory (including, without limitation, payments required pursuant to Section 2.4(b)) or the result of Agent's or Lenders' collection efforts.

                                    ARTICLE 3

                                    SECURITY

     SECTION 3.1 INITIAL GRANT OF SECURITY. On or before 60 days after the date hereof, Borrower shall grant to Agent for the ratable benefit of Lenders a lien on all of the Designated Secured Properties as security for the full and prompt payment and performance of all amounts and obligations now or hereafter owing by Borrower under or in connection with any of the Loan Documents (other than the Environmental Agreements). The grant of such liens shall be effected through the execution and delivery of the Initial Deeds of Trust, the Initial Environmental Agreement and the Initial Building Law Compliance Agreement and by satisfaction, with respect to each of the Designated Secured Properties, of all of the conditions set forth on
Schedule 4.

     SECTION 3.2 ADDITIONS TO COLLATERAL. Borrower may, from time to time, give written notice to Agent of Borrower's intent that one or more of the Negative Pledge Properties or the Eligible Properties will become Secured Properties. In connection with such notice, Borrower shall provide Agent a preliminary commitment for title insurance in the amount and of the type required by Schedule 4. Within 15 days of its receipt of such notice and preliminary commitment, Agent shall notify Borrower of the Liens that Agent requires to be removed from such preliminary commitment before such proposed Negative Pledge Property or Eligible Property may qualify as a Secured Property; PROVIDED, HOWEVER, that Agent may not require the removal of any Lien that constitutes a Permitted Encumbrance. The proposed Negative Pledge Property or Eligible Property shall constitute a Secured Property from and after the later of (i) the date specified in a written notice (a "Secured Property Designation Notice") from Borrower to Agent as the date upon which such proposed Negative Pledge Property or Eligible Property shall become one of the Secured Properties; and (ii) the date that all conditions set forth on Schedule 4 shall have been satisfied with respect to such proposed Negative Pledge Property or Eligible Property. Each Secured Property Designation Notice shall be deemed to constitute a representation and warranty by Borrower that, as of the date of and upon giving effect to such requested designation (a) the statements set forth in
Article 6 are true and correct; and (b) no Default or Event of Default has occurred and is continuing. Borrower may also, from time to time, give written notice to Agent of Borrower's intent that one or more other additional mini-storage facilities which are neither Negative Pledge Properties nor Eligible Properties will become Secured Properties. Agent shall be entitled to obtain such information with respect to such proposed mini-storage facilities as it may deem appropriate and shall require such information as Majority Lenders may direct. In the event that Agent (with the consent of Majority Lenders) determines any such additional facility to be eligible to become a Secured Property, then Agent may require that all conditions set forth in Schedule 4 be satisfied with respect to such facility, together with such additional conditions as Agent may (with the consent of Majority Lenders) deem appropriate.

     SECTION 3.3  RELEASE OF SECURED PROPERTIES.

          (a) RELEASE WITH OUTSTANDING OBLIGATIONS. Borrower may, from time to time, provide written notice to Agent (a "Secured Property Release Request") requesting the release of one or more of the Secured Properties from the lien of the Deeds of Trust. In the event that, at the time of Agent's receipt of such request and on the effective date of the release requested thereby, any amounts are owing under any of the Loan Documents (other than contingent indemnification or hold harmless obligations of which Borrower has not received notice from Agent), then Agent shall, upon receipt of such Secured Property Release Request, release from the lien of the Deeds of Trust the Secured Properties identified in such Secured Property Release Request, but only if (i) at no time between Agent's receipt of such Secured Property Release Request and the effective date of such release does any Default or Event of Default occur or exist (other than a Default or an Event of Default which will cease to exist upon giving effect to such release);
(ii) giving effect to such release would not cause a Default or an Event of Default to occur or exist; and (iii) the outstanding principal amount of the Loan does not then exceed the Available Amount and giving effect to such release would not cause the outstanding principal amount of the Loan to exceed the Available Amount. Each Secured Property Release Request shall be deemed to constitute a representation and warranty by Borrower that, as of the date of and upon giving effect to such requested release (a) the statements set forth in
Article 6 are true and correct; and (b) no Default or Event of Default has occurred and is continuing.

          (b) RELEASE WITHOUT OUTSTANDING OBLIGATIONS. In the event that, at the time of Agent's receipt from Borrower of a Secured Property Release Request and on the effective date of release requested thereby, no amounts are owing under any of the Loan Documents (other than contingent indemnification or hold harmless obligations of which Borrower has not received notice from Agent), then Agent shall, upon receipt of such Secured Property Release Request, release from the lien of the Deeds of Trust the Secured Properties identified in such Secured Property Release Request.


     SECTION 3.4 EFFECT OF RELEASE OF SECURED PROPERTY. In the event that, at the time of Agent's receipt of a Secured Property Release Request from Borrower or the effective date of such release, the Available Amount as determined based on the Secured NOI formula is, or as a result of the requested release would become, less than $20,000,000, then the Lender's commitment to make Revolving Loans shall immediately terminate.

                                    ARTICLE 4

                     NEGATIVE PLEDGE AND ELIGIBLE PROPERTIES

     SECTION 4.1 ADDITIONS TO NEGATIVE PLEDGE PROPERTIES. Borrower may, from time to time, give written notice (a "Negative Pledge Designation Notice") to Agent of Borrower's intent that one or more of the Eligible Properties will become Negative Pledge Properties. In connection with such request, Borrower shall provide Agent with a current preliminary commitment for title insurance of the type required by Schedule 4 or other title report showing the Liens to which such Eligible Property is then subject. The proposed Eligible Property shall constitute a Negative Pledge Property from and after the later of (i) the date specified in the applicable Negative Pledge Designation Notice as the date upon which such Eligible Property shall become one of the Negative Pledge Properties; and (ii) the date when all of the conditions set forth in Schedule 5 have been satisfied. Each Negative Pledge Designation Notice shall constitute a representation and warranty by Borrower that, as of the date of such notice, no Default or Event of Default has occurred and is continuing. Borrower may also, from time to time, give written notice to Agent of Borrower's intent that one or more other additional mini-storage facilities which are not Eligible Properties will become Negative Pledge Properties or Eligible Properties. Agent shall be entitled to obtain such information with respect to such proposed mini-storage facilities as it may deem appropriate and shall acquire such information as Majority Lenders may direct. In the event that Agent (with the consent of Majority Lenders) determines any such additional facility to be eligible to become a Negative Pledge Property or an Eligible Property, then Agent may require the satisfaction of such conditions as Agent may (with the consent of the Majority Lenders) deem appropriate, including, without limitation, the conditions set forth in Schedule 5.

     SECTION 4.2  REMOVAL OF NEGATIVE PLEDGE OR ELIGIBLE PROPERTIES.

          (A) REMOVAL WITH OUTSTANDING OBLIGATIONS. Agent shall, from time to time upon Borrower's written request therefor (a "Negative Pledge Removal Request"), remove one or more of the Negative Pledge Properties from their status as Negative Pledge Properties provided that (i) at no time between Agent's receipt of such Negative Pledge Removal Request and the effective date of such removal does a Default or Event of Default occur or exist (other than a Default or an Event of Default which will cease to exist upon giving effect to such removal); and (ii) the outstanding principal amount of the Loan does not then exceed the Available Amount and giving effect to such removal would not cause the outstanding principal amount of the Loan to exceed the Available Amount. Each Negative Pledge Removal Request shall constitute a representation and warranty by Borrower that, as of the date of and upon giving effect to such request, no Default or Event of Default has occurred and is continuing. Unless a Negative Pledge Removal Request expressly provides otherwise, any Negative Pledge Property whose removal from such status is requested shall not, upon giving effect to such removal, constitute either Negative Pledge Property or Eligible Property.

Agent shall, from time to time upon Borrower's written request therefor, remove one or more Eligible Properties from their status as Eligible Properties.

          (B) REMOVAL WITHOUT OUTSTANDING OBLIGATIONS. In the event that, at the time of Agent's receipt from Borrower of a Negative Pledge Removal Request and on the effective date of removal requested thereby, no amounts are owing under any of the Loan Documents (other than contingent indemnification or hold harmless obligations of which Borrower has not received notice from Agent), then Agent shall, upon receipt of such Negative Pledge Removal Request, remove from the status of Negative Pledge Properties the Negative Pledge Properties identified in such Negative Pledge Removal Request.


                                    ARTICLE 5

                               CONDITIONS TO LOANS

     SECTION 5.1 CONDITIONS TO INITIAL REVOLVING LOAN. In addition to the conditions set forth in Section 5.2, the obligation of each Lender to make the initial Revolving Loan on or after the date of this Agreement, and the obligation of Agent on or after the date of this Agreement to disburse the proceeds of such Revolving Loan, are subject to fulfillment of the following conditions precedent prior to the initial Revolving Loan:

          (a) INITIAL LOAN DOCUMENTS. The Initial Loan Documents shall have each been duly executed and delivered by the respective parties thereto.

          (b) CORPORATE CERTIFICATES. Agent shall have received all of the following, each reasonably satisfactory to it in form and substance:

               (i) The Articles of Incorporation of Borrower certified as of a recent date by the Secretary of State of Delaware;

              (ii) The Bylaws of Borrower certified by an authorized officer of Borrower;

             (iii) Certified copies of the resolutions adopted by the board of directors of Borrower authorizing the execution, delivery and performance of the Loan Documents;

              (iv) An incumbency certificate describing the office and identifying the specimen signatures of the individuals authorized to sign the Loan Documents on behalf of Borrower; and

               (v) A Certificate of Good Standing dated as of a recent date issued by the Secretary of State of the State of Delaware in respect of Borrower.

          (c) LEGAL OPINION. Agent shall have received the legal opinion of the law firm of Perkins Coie, as counsel to Borrower addressed to Agent and Lenders in substantially the form of Exhibit D hereto.

          (d) CERTIFICATE. Agent shall have received an Officer's Certificate from Borrower as to the accuracy of Borrower's representations and warranties set forth in Article 6 and as to the absence of any Default or Event of Default.

          (e) FEES AND EXPENSES. Agent shall have received from Borrower all amounts due under this Agreement on or prior to the date of such initial Revolving Loan, including, without limitation, the commitment fee owing under
Section 2.8(a), the Agent's fee for the first year of the Revolving Commitment Period owing under Section 2.8(b), and, if requested by Agent, legal fees and expenses as specified in Section 7.10.

          (f) ENVIRONMENTAL INFORMATION. Agent shall have received with respect to each of the Designated Applicable Properties: (i) a phase one environmental assessment; (ii) a phase two environmental assessment for each of the Properties with respect to which the applicable phase one environmental assessment recommended a phase two environmental assessment; and (iii) an Officer's Certificate stating that, to the best of such officer's knowledge and after reasonable inquiry, the environmental information provided to Agent with respect to each such Property is all of the information in the possession or control of Borrower relating to environmental matters for such Property. Such certificate shall further state that Borrower and each of its Subsidiaries has complied with the standards and procedures set forth in Section 7.16 in connection with all other real property acquired by Borrower and its Subsidiaries since the date hereof.

          (g) INSURANCE. Agent shall have received evidence reasonably satisfactory to it that all insurance required by Section 7.7 of this Agreement or by any of the Initial Deeds of Trust is in full force and effect.

          (h) DESIGNATED NEGATIVE PLEDGE OR ELIGIBLE PROPERTY. Each of the conditions set forth in Schedule 5 shall have been satisfied with respect to each of the Designated Negative Pledge Properties and each of the Designated Eligible Properties.

          (i) GROUND LEASE. Agent shall have received and approved a copy of the ground lease covering the Designated

Secured Properties located in Solana Beach, California and Hillcroft, Texas.

     SECTION 5.2 CONDITIONS TO ALL LOANS. The obligation of each Lender to make any Revolving Loan (including the initial Revolving Loan) on or after the date of this Agreement, and the obligation of Agent on or after the date of this Agreement to disburse Loan proceeds, are subject to fulfillment of the following conditions precedent:

          (a) PRIOR CONDITIONS. All of the conditions set forth in Section 5.1 shall have been satisfied.

          (b) NOTICE OF BORROWING. Agent shall have received the Notice of Borrowing in respect of such Loan.

          (c) NO DEFAULT. At the date of such Revolving Loan, no Default or Event of Default shall have occurred and be continuing or will have occurred as the result of the making of such Revolving Loan; and the representations and warranties of Borrower in Article 6 shall be true on and as of such date with the same force and effect as if made on and as of such date.

          (d) OTHER INFORMATION. Agent and each Lender shall have received such other statements, opinions, certificates, documents and information as it may reasonably request in order to satisfy itself that the conditions set forth in this Section 5.2 have been fulfilled.

     SECTION 5.3 CONDITIONS TO INITIAL REVOLVING LOANS AFTER COLLATERAL GRACE PERIOD. The obligation of each Lender to make the initial Revolving Loan after the expiration of the Collateral Grace Period, and the obligation of Agent on or after such date to disburse proceeds of such Revolving Loan, are subject to fulfillment of the following conditions precedent:

          (a) SATISFACTION OF REAL PROPERTY CONDITIONS. All conditions set forth in Schedule 4 shall have been satisfied with respect to the Designated Secured Properties and all conditions set forth in Schedule 5 shall have been satisfied with respect to the Designated Negative Pledge Properties.

     SECTION 5.4 CONDITIONS TO CONVERSION TO TERM LOAN. The conversion of the Revolving Loans into the Term Loan is subject to the fulfillment of the following conditions precedent:

          (a) REQUEST FOR CONVERSION. Agent shall have received written notice from Borrower requesting that the Revolving Loans be converted to the Term Loan. Such written Notice shall be irrevocable and shall be deemed to constitute a representation and warranty by Borrower that, as of the date of such notice
(i) the statements set forth in Article 6 hereof are true and correct; and (ii) no Default or Event of Default has occurred and is continuing or will result from the requested conversion.

          (b) CERTIFICATE. Agent shall have received an Officer's Certificate from Borrower as to the accuracy of Borrower's representations and warranties set forth in Article 6 and as to the absence of any Default or any Event of Default.

          (c) NO DEFAULT. At the date of such conversion, no Default or Event of Default shall have occurred and be continuing or will have occurred as a result of such conversion (including, without limitation, as a result of the change in the method for calculating Available Amount for the Term Loan Period) and the representations and warranties of Borrower in Article 6 shall be true on and as of such date with the same force and effect as if made on and as of such date.

                                    ARTICLE 6

                         REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants to Agent and Lenders as follows:

     SECTION 6.1 CORPORATE EXISTENCE AND POWER. Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in each and every state where any of the Applicable Properties is located. Borrower is also duly qualified to do business in each other jurisdiction where the nature of its activities or the ownership of its properties requires such qualification except where the failure to be qualified would not have a Material Adverse Effect. Borrower has full corporate power, authority and legal right to carry on its business as presently conducted, to own and operate its properties and assets and to execute, deliver and perform each of the Loan Documents.

     SECTION 6.2 CORPORATE AUTHORIZATION. The execution, delivery and performance by Borrower of the Loan Documents and any borrowing hereunder, have been duly authorized by all necessary corporate action of Borrower, and do not require any shareholder approval or the approval or consent of any trustee or the holders of any Indebtedness of Borrower except such as have been obtained (certified copies thereof having been delivered to Agent), do not contravene any law, regulation, rule or order binding on it or its Articles of Incorporation or Bylaws and do not contravene the provisions of or constitute a default under any indenture, mortgage, contract or other agreement or instrument to which Borrower is a party or by which Borrower, or any of its properties, may be bound or affected.

     SECTION 6.3 GOVERNMENT APPROVALS, ETC. No Government Approval or filing or registration with any Governmental Authority is required for the making and performance by Borrower of the Loan Documents or in connection with any of the transactions contemplated hereby or thereby, except such as have been heretofore obtained and are in full force and effect (certified copies thereof having been delivered to Agent).

     SECTION 6.4 BINDING OBLIGATIONS, ETC. The Initial Loan Documents have been duly executed and delivered by Borrower and constitute, and the other Loan Documents when duly executed and delivered by the parties thereto will constitute, the legal, valid and binding obligations of Borrower enforceable against it in accordance with the terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws of general application relating to or affecting the rights and remedies of creditors and by general equitable principles, regardless of whether enforcement is sought in equity or at law.

     SECTION 6.5 LITIGATION. There are no actions, proceedings, investigations, or claims against or affecting Borrower now pending before any court, arbitrator or Governmental Authority (nor to the knowledge of Borrower has any thereof been threatened nor does any basis exist therefor) which might reasonably be determined adversely to Borrower and which, if determined adversely, would have a Material Adverse Effect, except as described on
Schedule 6 hereto.

     SECTION 6.6 FINANCIAL CONDITION. The consolidated balance sheet of Borrower and its Subsidiaries as of March 1, 1994, copies of which have been furnished to Agent, fairly present the consolidated financial condition of Borrower and its Subsidiaries at such date, all in conformity with generally accepted accounting principles. In all material respects, the consolidated financial statements of Borrower and its Subsidiaries as of March 31, 1994, copies of which have been furnished to Agent, fairly present the consolidated financial condition of Borrower and its Subsidiaries as of such date. Since March 31, 1994, there has been no material adverse change in the financial condition or operations of Borrower or its Subsidiaries that is not reflected in the March 31, 1994 financial statements and, since March 31, 1994, there has been no material adverse change in the financial condition or operations of Borrower and its Subsidiaries, taken as a whole.

     SECTION 6.7 TAXES. Borrower has filed all material tax returns and reports required of it, has paid all Taxes which are shown to be due and payable on such returns and reports, and has provided adequate reserves for payment of any Tax whose payment is being contested. The charges, accruals and reserves on the books of Borrower in respect of Taxes for all fiscal periods to date are accurate and to the best of Borrower's knowledge after due investigation there are no questions or disputes between Borrower and any Governmental Authority with respect to any Taxes except as disclosed in the balance sheet referred to in Section 6.6 or otherwise disclosed to Agent in writing prior to the date of this Agreement.

     SECTION 6.8 LAWS, ORDERS; OTHER AGREEMENTS. Other than where failure to so conduct, use, or comply would not have a Material Adverse Effect (i) the business and operations of Borrower and the Subsidiaries have been and are being conducted in substantial compliance with all applicable laws, rules and regulations including but not limited to those relating to the environment; and
(ii) all properties of Borrower and each of its Subsidiaries and the use thereof by Borrower and each of its Subsidiaries comply in all material respects with applicable zoning and use restrictions. Neither Borrower nor any of its Subsidiaries is in material breach of or default under any material agreement to which it is a party or which is binding on it or any of its assets.

     SECTION 6.9 FEDERAL RESERVE REGULATIONS. Borrower is not engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Federal Reserve Regulation U), and no part of the proceeds of the Loan will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any other purpose that violates the applicable provisions of any Federal Reserve Regulation. Borrower will furnish to Agent on request a statement conforming with the requirements of Regulation U.

     SECTION 6.10 ERISA.

          (a) The present value of all benefits vested under all Pension Plans, if any, did not, as of the most recent valuation date of any such Pension Plans, exceed the value of the assets of any such Pension Plans allocable to such vested benefits by an amount which would represent a potential liability of Borrower in excess of $1,000,000 or affect the ability of Borrower to perform this Agreement.

          (b) No Plan, if any, or trust created thereunder, or any trustee or administrator thereof, has engaged in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975(c)(1) of the Code) which could subject Borrower to any tax or penalty in excess of $1,000,000 on prohibited transactions imposed by Section 502 of ERISA or Section 4975 of the Code.

          (c) No Plan, if any, or trust created thereunder has been terminated, the termination of which had a Material Adverse Effect, and there have been no "reportable events" as that term is defined in Section 4043 of ERISA (which are required to be reported) since the effective date of ERISA.

          (d) No Plan, if any, or trust created thereunder has incurred any "accumulated funding deficiency" (as such term is defined in Section 302 of ERISA) whether or not waived, since the effective date of ERISA.

          (e) The required allocations and contributions to any Pension Plans will not violate Section 415 of the Code in any material respect.

          (f) Neither Borrower nor any of the Subsidiaries participates in any multi-employer plan (as defined in Section 4001(a)(3) of ERISA).

     SECTION 6.11 SUBSIDIARIES. Schedule 7 to this Agreement sets forth as of the date of this Agreement the authorized capitalization of each Subsidiary, the number of shares of each class of capital stock issued and outstanding of each Subsidiary, and the number and percentage of outstanding shares of each such class of capital stock owned by Borrower or by any Subsidiary. The outstanding shares of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable. Borrower and each Subsidiary own beneficially and of record and have good title to all the shares each is listed as owning on
Schedule 7.

     SECTION 6.12 LIEN CREATION AND PRIORITY; NO ENCUMBRANCES. On the first day following the expiration of the Collateral Grace Period and on each day thereafter when the representations and warranties in this Article 6 are repeated or deemed repeated (a) the Borrower is the sole fee simple owner of all of the Property that then constitutes Applicable Property except that, in the case of the Designated Secured Properties located in Solana Beach, California, and Hillcroft, Texas, Borrower is the sole owner of leasehold estates therein under ground leases approved by Agent; (b) all liens created or purported to be created by any of the Deeds of Trust constitute valid, enforceable and perfected liens on all of the Property on which any of the Deeds of Trust purport to create a lien; and (c) all of the Property that then constitutes Secured Property or Negative Pledge Property is free and clear of any other Liens other than Permitted Encumbrances.

     SECTION 6.13 INVESTMENT COMPANY; OTHER REGULATIONS. Borrower is not an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act. Borrower is not subject to regulation by any federal or state statute or regulation (other than margin regulations) which limits its ability to incur indebtedness. Borrower is not subject to any federal or state law or regulation limiting its ability to issue and perform its obligations under the Notes and any other Loan Documents.

     SECTION 6.14 DELINQUENT PROPERTY LIENS. To the best of Borrower's knowledge, there is no delinquent tax, sewer, rent, water charge, assessment, or other outstanding charge against any of the Secured Properties or Negative Pledge Properties, or any part thereof, and there are no mechanics' or similar Liens, or to Borrower's knowledge, significant, valid, undisputed claims for overdue payment for work performed by or on behalf of Borrower, labor or material affecting any of the Secured Properties or Negative Pledge Properties which are or could become Liens prior to, or equal with, the lien of the applicable Deed of Trust and there are no mechanics' or similar Liens (other than Permitted Encumbrances) affecting any of the Secured Properties or Negative Pledge Properties which have not been insured or indorsed over by title policies provided in compliance with Schedule 4.

     SECTION 6.15 IMPROVEMENTS. Except as disclosed in any title policies, reports, preliminary commitments, surveys, appraisals or other documents provided to Agent, to the best of Borrower's knowledge, all buildings, structures and other improvements located on any of the Secured Properties or Negative Pledge Properties lie wholly within the boundary and building restriction lines of such Properties and no buildings, structures or other improvements on adjoining property encroach upon any of the Secured Properties or Negative Pledge Properties in any respect so as to materially and adversely affect the market value of such Property.

     SECTION 6.16 CASUALTY; CONDEMNATION. To the best of Borrower's knowledge, each of the Secured Properties and Negative Pledge Properties is free of material damage and waste, and there is no proceeding pending or, to the best of Borrower's knowledge, threatened, for the total or partial condemnation or taking by eminent domain of any of the Secured Properties or any of the Negative Pledge Properties.

     SECTION 6.17 ASSESSMENTS. Borrower has not received any notice of actual or pending special assessments or reassessments of any of the Secured Properties or any of the Negative Pledge Properties which, taken together, would have a Material Adverse Effect other than such assessments or reassessments as have been disclosed to Agent in writing.

     SECTION 6.18 RIGHTS OF OTHERS TO PURCHASE PROPERTY. Borrower has not entered into any contracts for the sale of any of the Secured Properties or any of the Negative Pledge Properties, nor any rights of first refusal or options to purchase any of the Secured Properties or any of the Negative Pledge Properties.

     SECTION 6.19 PARTNERSHIP DEBT. Shurgard, Inc. is a general partner in Shurgard Limited Edition I, a Washington limited partnership, and in Shurgard Evergreen Limited Partnership, a Delaware limited partnership. As of the date of this Agreement, the total indebtedness of Shurgard Limited Edition I Limited Partnership is $1,400,000 and the total indebtedness of Shurgard Evergreen Limited Partnership is zero.

     SECTION 6.20 REPRESENTATIONS AS A WHOLE. This Agreement, the other Loan Documents, the financial statements referred to in Section 6.6, and all other instruments, documents, certificates and statements furnished to Agent or any Lender by Borrower, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, each of the representations and warranties made by Borrower in the other Loan Documents is true and correct on and as of the date when made, on and as of the date hereof, and on and as of each date this representation is deemed made hereunder with the same force and effect as if made on and as of such dates.

                                    ARTICLE 7

                              AFFIRMATIVE COVENANTS

     So long as Agent or any Lender shall have any commitment to lend hereunder and until payment in full of the Loan and performance of all other obligations of Borrower under this Agreement and the other Loan Documents, Borrower agrees to do all of the following unless Agent (with the approval of Majority Lenders) shall otherwise consent in writing.

     SECTION 7.1 USE OF PROCEEDS FROM LOANS. The proceeds of the Loan may be used only for predevelopment costs, development costs acquisition of mini-storage facilities, capital expenditures, costs of buildouts, dividends and expenses related to closing and administering the Loan; provided, however, that after the occurrence of an Available Amount Deficiency and prior to the correction of such deficiency, none of the proceeds of any Revolving Loan made during that period may be used to fund dividend payments or the costs of any development projects commenced by Borrower after the occurrence of such Available Amount Deficiency.

     SECTION 7.2 PRESERVATION OF CORPORATE EXISTENCE, ETC. Borrower will, and will cause each Subsidiary to, preserve and maintain its corporate existence and all material rights, franchises and privileges in the jurisdiction of its incorporation and will, and will cause each Subsidiary to, qualify and remain qualified as a foreign corporation in each jurisdiction where qualification is necessary or advisable in view of its business and operations or the ownership of its properties; provided, however, that Borrower may, or permit any Subsidiary to, change the state of its incorporation, but only if, prior to doing so, Borrower has provided to Agent a legal opinion in form and substance satisfactory, and from legal counsel acceptable, to Agent to the effect that such reincorporation shall have no adverse legal effect on any of Agent's or any Lender's rights or remedies under any of the Loan Documents, together with such other evidence as Agent may reasonably require relating to the effect of any such reincorporation. Borrower shall cause each Subsidiary to observe all material corporate formalities applicable to such Subsidiary.

     SECTION 7.3 VISITATION RIGHTS. At any reasonable time, and from time to time during usual business hours on usual business days, upon reasonable prior notice, Borrower will permit Agent and Lenders to examine and make copies of and abstracts from the records and books of account of and to visit the properties of Borrower and its Subsidiaries, to review all environmental and other reports relating to such properties and to discuss the affairs, finances and accounts of Borrower and its Subsidiaries with any of their respective employees, officers or directors.

     SECTION 7.4 KEEPING OF BOOKS AND RECORDS. Borrower will, and will cause each of its Subsidiaries to, keep adequate records and books of account in which complete entries will be made, reflecting all financial transactions of Borrower and each of its Subsidiaries.

     SECTION 7.5 MAINTENANCE OF PROPERTY, ETC. Borrower will, and will cause each of its Subsidiaries to, maintain and preserve in good working order and condition, ordinary wear and tear excepted, all of the Applicable Properties and Applicable Collateral and all of its other properties which are necessary in the ordinary course of business.

     SECTION 7.6 COMPLIANCE WITH LAWS, ETC. Borrower will, and will cause each of its Subsidiaries and each of the Applicable Properties to, comply in all material respects with all laws, regulations, rules, and orders of Governmental Authorities applicable to Borrower or to any of its Subsidiaries or to the operations or property of any of them or to any of the Applicable Properties, unless the validity of such law, regulation, rule or order is being contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof or unless failure to comply with such law, regulation, rule or order would not, taken together with all such other noncompliance by Borrower, have a Material Adverse Effect.

     SECTION 7.7 INSURANCE. Borrower will, and will cause each of its Subsidiaries to, keep in force upon all of its properties and operations policies of insurance carried with responsible companies in such amounts and covering all such risks as shall be customary in the industry in accordance with prevailing market conditions and availability. Borrower will on request furnish to Agent certificates of insurance evidencing such coverage. Without limiting the generality of the foregoing, Borrower shall also comply with the following requirements:

          (a) PROPERTY INSURANCE. Borrower will keep the Property insured as follows:

               (i) against property damage or loss by such risks as are covered by an "all risk" replacement cost policy including earthquake if available at a commercially reasonable cost in an amount not less than the Full Insurable Value of the improvements and personal property, with a deductible or self-insured retention amount not to exceed a reasonable amount;

              (ii) business interruption/rent loss insurance in an amount equal to six months proforma stabilized rent for all perils for the Property;

             (iii) against any damage or loss by flood if the Property is located in an area identified by the Secretary of Housing and Urban Development or any successor thereof as an area within a 100 year flood plain or having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, modified, supplemented or replaced from time to time, as may be available under such Acts;

              (iv)  against damage or loss from (i) sprinkler system leakage and
     (ii) boilers, boiler tanks, heating and air conditioning equipment, pressure vessels, auxiliary piping and similar apparatus, if applicable;

               (v) during the period of any construction or replacement of improvements to the Property, for losses insured under an "all risk" replacement cost completed value builder's risk coverage form of insurance policy. The policy providing such coverage shall contain the "permission to occupy upon completion of work or occupancy" provision; and

               (vi) each insurance policy shall bear a Lenders' loss payable endorsement to the extent of Lenders' interest in the insurance proceeds payable under the policy.

          (b)  LIABILITY INSURANCE.  Borrower shall procure and maintain:

               (i) commercial general liability insurance covering Borrower, Agent and Lenders against claims for bodily injury or death or property damage occurring in, upon or about the Property or resulting from or involving the Property, in standard form, which insurance shall include blanket contractual liability coverage (but such coverage or the amount thereof shall in no way limit the indemnification set forth in Section 7.19); and

              (ii) during the period of any construction, restoration or replacement of improvements to the Property, Borrower shall insure against loss from damage or injury caused by such construction, restoration or replacement with additional coverage by obtaining (1) commercial public liability insurance (including coverage for elevators and escalators, if any) on an "occurrence and in the aggregate basis," for personal injury claims, including, without limitation, bodily injury, death or property damage occurring in, upon, or about the improvements being constructed, restored or replaced, such insurance to afford immediate minimum protection with a commercially reasonable limit with respect to personal injury or death to any one or more persons or damage to property; and (2) worker's compensation insurance (including employer's liability insurance if requested by Agent) for all employees of Borrower engaged in construction on or with respect to the Property and improvements to the Property in such amounts as are established by law or otherwise are reasonable under the circumstances.

          (c)  CERTAIN TERMS OF POLICY.  All insurance required under this
Section 7.7 shall provide that the same shall not be cancelled, amended or materially altered (including by reduction in the scope or limits of coverage) without at least forty-five (45) days' prior written notice to the Lender. The policies required under Section 7.7(a) shall contain a minimum of 80% of value coinsurance clause or a "stipulated value" or "agreed amount" provision.

          (d) EVIDENCE OF PAYMENT. Borrower will deliver to Agent receipts evidencing payment of all premiums thereon. Upon renewal of any of the insurance policies required by this Section 7.7, Borrower shall, upon Agent's request therefor, cause to be provided to Agent a copy of such renewal policy or, at Agent's option, a certificate of renewal for such policy.

          (e) APPROVAL NOT WARRANTY. No approval by Agent or any Lender of any insurer shall be construed to be a representation, certification or warranty of its solvency and no approval by Agent or any Lender as to the amount, type or form of any insurance shall be construed to be a representation, certification or warranty of its sufficiency.

     SECTION 7.8  FINANCIAL INFORMATION.  Borrower will deliver to Agent:

          (a) ANNUAL AUDITED FINANCIAL STATEMENTS. As soon as available and in any event within 120 days after the end of each fiscal year of Borrower, the consolidated financial statements of Borrower and its Subsidiaries as of the end of such fiscal year, accompanied by the audit report thereon by independent certified public accountants selected by Borrower and reasonably satisfactory to Agent (which reports shall be prepared in accordance with generally accepted accounting principles and shall not be qualified by reason of restricted or limited examination of any material portion of the records of Borrower or its Subsidiaries and shall contain no disclaimer of opinion or adverse opinion).

          (b) QUARTERLY UNAUDITED FINANCIAL STATEMENTS. As soon as available and in any event within 45 days after the end of each fiscal quarter, the unaudited consolidated financial statements of Borrower and its Subsidiaries as of the end of such fiscal quarter (including the fiscal year to the end of such quarter) and operating statements for each of the Applicable Properties, accompanied by an Officer's Certificate of Borrower certifying that such unaudited financial and operating statements have been prepared in conformity with generally accepted accounting principles and, in all material respects, present fairly the consolidated financial position and the results of operations of Borrower and its Subsidiaries and of the Applicable Properties as at the end of and for such quarter and identifying any material adverse changes that have occurred since the fiscal year-end report referred to in clause (a) in the consolidated financial condition or operations of Borrower and its Subsidiaries as shown on the financial statements as of said date.

          (c) QUARTERLY COMPLIANCE CERTIFICATES. Within 45 days after the end of Borrower's fiscal quarter, an Officer's Certificate (the "Quarterly Compliance Certificate") from Borrower to the effect that as of the close of such fiscal quarter no Event of Default or Default had occurred and was continuing and demonstrating through appropriate calculations that Borrower was in compliance with the covenants in Sections 7.11, 7.12, 7.13, 7.14, 8.8 and 8.9 hereof (to extent tested on a quarterly basis) and setting forth the calculation of the Available Amount based on the NOI for the Secured Properties and, during the Revolving Loan Period, for the Negative Pledge Properties during the fiscal quarter then ended.

          (d) ANNUAL BUDGET. On or before February 1 of each year, an annual budget for such year prepared by Borrower covering all of the Applicable Properties.

          (e) OTHER. All other statements, reports and other information as Agent or any Lender may reasonably request concerning the financial condition and business affairs of Borrower or any Subsidiary.

     SECTION 7.9 NOTIFICATION. Promptly after learning thereof, Borrower shall notify Agent of (a) any action, proceeding, investigation or claim against or affecting Borrower or any of its Subsidiaries instituted before any court, arbitrator or Governmental Authority or, to Borrower's knowledge, threatened to be instituted, which, if determined adversely to Borrower or any Subsidiary, would have a Material Adverse Effect, or to result in a judgment or order against Borrower or any of its Subsidiaries for more than $1,000,000 (in excess of coverage) or, when combined with all other pending or threatened claims against Borrower or any of its Subsidiaries, more than $1,000,000 (in excess of insurance coverage); (b) any substantial dispute between Borrower or any of its Subsidiaries and any Governmental Authority; (c) any labor controversy which has resulted in or, to Borrower's knowledge, threatens to result in a strike which would materially affect the business operations of Borrower or any of its Subsidiaries, taken as a whole; (d) if Borrower or any of its Subsidiaries or any member of a Controlled Group gives or is required to give notice to the PBGC of any "reportable event" (as defined in subsections (b)(1), (2), (5) or (6) of Section 4043 of ERISA) with respect to any Plan (or the Internal Revenue Service gives notice to the PBGC of any "reportable event" as defined in subsection
(c)(2) of Section 4043 of ERISA and Borrower obtains knowledge thereof) which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; and (e) the occurrence of any Event of Default or Default. In the case of the occurrence of an Event of Default or Default, Borrower will deliver to Agent an Officer's Certificate specifying the nature thereof, the period of existence thereof, and what action Borrower or its affected Subsidiary proposes to take with respect thereto.

     SECTION 7.10 ADDITIONAL PAYMENTS; ADDITIONAL ACTS. From time to time, Borrower will pay the following amounts and take the following actions.

          (a) TAXES ON OR EXPENSES INCURRED IN PREPARATION OF LOAN DOCUMENTS. Borrower will pay or reimburse Agent and Lenders on request for all Taxes (other than Taxes imposed on the net income or gross revenues of Agent or Lenders) imposed on any Loan Document or payment and for all expenses, including legal fees including allocated costs of in-house counsel incurred by Agent in connection with the preparation of the Loan Documents or the making of the Loan (provided, however, that Borrower will not be obligated to reimburse Agent for legal fees, excluding costs and disbursements, incurred in connection with the preparation of the Initial Loan Documents or the making of any Revolving Loans through the expiration of the Collateral Grace Period in excess of $50,000).

          (b) EXPENSES OF ADMINISTERING LOAN. Borrower will pay or reimburse Agent for all out-of-pocket expenses reasonably incurred by Agent in connection with administration of the Loan, including the costs of any site visits deemed necessary by Agent (provided, however, that Borrower shall not be obligated to reimburse Agent for any such expenses in excess of $15,000 for either of the 12-month periods of the Revolving Commitment Period or the Term Loan Period except that such limit shall not apply to any expenses or costs incurred after the occurrence and during the continuation of an Event of Default).

          (c) EXPENSES IN CHANGING CLASSIFICATION OF PROPERTY. Borrower will pay or reimburse Agent for all out-of-pocket expenses reasonably incurred by Agent in connection with the designation of any Property as a Secured Property, the release of any Secured Property from the lien of the Deeds of Trust pursuant to Article 3, the designation of any Property as a Negative Pledge Property or as an Eligible Property (which expenses may include legal fees including allocated costs of in-house counsel and, in the case of designation of any Property not then constituting an Applicable Property as a Secured Property, a Negative Pledge Property or an Eligible Property, the reasonable costs of retaining an outside environmental consultant).

          (d) EXPENSES OF ENFORCEMENT. Borrower will pay or reimburse Agent and any Lender for all reasonable expenses, including legal fees including allocated costs for in-house counsel, incurred by Agent or any Lender in connection with the enforcement by judicial proceedings or arbitration or other alternative dispute resolution proceeding or otherwise of any of the rights of Agent or any Lender under the Loan Documents following a Default or an Event of Default (including, without limitation, any reasonable legal fees or expenses incurred by Agent or any Lender in connection with enforcing or protecting the rights of Agent or such Lender in any bankruptcy or insolvency proceeding.

          (e) EVIDENCE OF GOVERNMENT APPROVALS. Borrower will, if requested by Agent, obtain and promptly furnish to Agent evidence of all such Government Approvals as may be required to enable Borrower to comply with its obligations under the Loan Documents.

          (f) ADDITIONAL INSTRUMENTS AND ACTS. Borrower will execute and deliver all such instruments and perform all such other acts as Agent may reasonably request to carry out the transactions contemplated by the Loan Documents.

     SECTION 7.11 NET WORTH. Borrower shall have (a) as of June 1, 1995, a Net Worth of not less than $310,000,000, plus 90% of the net cash proceeds received by Borrower from the sale of any of its equity securities during such 12-month period, plus 90% of the market value of any equity securities of Borrower issued in exchange for contributed properties during such 12-month period, minus the amount, if any, by which dividends paid by Borrower during such 12-month period exceeded Borrower's net income during such period; and (b) as of June 1 of each succeeding year, a Net Worth of not less than the minimum Net Worth required as of June 1 of the immediately preceding year, plus 90% of the net cash proceeds received by Borrower from the sale of any of its equity securities during the 12-month period immediately preceding the applicable measurement date, plus 90% of the market value of any equity securities of Borrower issued in exchange for contributed properties during such 12-month period, minus the amount, if any, by which dividends paid during such 12-month period exceeded Borrower's net income such period.

     SECTION 7.12 RATIO OF TOTAL DEBT TO NET WORTH. Borrower shall maintain a ratio of total Indebtedness to Net Worth of not more than 1.0 to 1 measured as of the end of each fiscal quarter of Borrower on a consolidated basis.

     SECTION 7.13 MINIMUM INTEREST COVERAGE. Borrower shall maintain, measured as of the end of each fiscal quarter on a consolidated basis, a ratio of (a) net earnings before interest expense plus non-cash expenses plus up to $375,000 in interest expense on development projects (excluding gain or loss from nonrecurring items and sales of assets) to (b) interest on Funded Debt of not less than 2.5 to 1.

     SECTION 7.14 FIXED CHARGE COVERAGE. Borrower shall maintain, measured as of the end of each fiscal quarter using the actual results for the immediately preceding three months and on a consolidated basis, a ratio of (a) net earnings before interest expense plus non-cash expenses (not including gain or loss from nonrecurring items or sales of assets) to (b) dividends paid plus interest expense plus a capital expenditure reserve equal to $0.17 per square foot on all Borrower's real property plus principal amortization of debt minus up to $375,000 of interest expense on development projects of not less than 1.0 to 1.

     SECTION 7.15 CAPITAL EXPENDITURE RESERVE. In the event that, at the end of any month, an Event of Default has occurred and is continuing, Borrower shall deposit into an account maintained by Borrower with Agent (any and all of such accounts being referred to herein as the "Capital Reserve Account") an amount equal to the product of $0.17 multiplied by the number of rental square feet of all mini-storage facilities which then constitute one of the Secured Properties or Negative Pledge Properties divided by twelve. Borrower hereby grants Agent for the ratable benefit of Lenders a security interest in the Capital Reserve Account in all amounts and investments from time to time contained therein to secure the full and timely payment and performance of all amounts and obligations now or hereafter owing by Borrower under any of the Loan Documents and agrees to execute such additional documents and take such additional acts as may be deemed necessary or advisable by Agent to create, perfect or ensure the first priority of such security interest. Borrower will be permitted at any time to make withdrawals from the Capital Reserve Account in amounts sufficient to pay for capital expenditures with respect to the Secured Properties or the Negative Pledge Properties. No other withdrawals may be made by Borrower from the Capital Reserve Account.

     SECTION 7.16 COMPLIANCE WITH ENVIRONMENTAL DUE DILIGENCE STANDARDS. Borrower shall exercise reasonable diligence in conducting environmental assessments of properties to be acquired by it after the date of this Agreement and shall exercise reasonable prudence in determining whether to purchase any properties that have material environmental problems. Borrower shall not acquire any such properties without the prior approval of the Real Estate Committee of Shurgard, Inc. Borrower shall provide Agent with copies of any and all environmental reports relating to any such newly acquired properties promptly after such reports have been prepared.

     SECTION 7.17 REIT STATUS. Borrower shall apply for status as a qualified "real estate investment trust" under the Code when it files its 1994 federal income tax return and Borrower shall, both before and after filing such tax return, use its best efforts not to take any actions inconsistent with obtaining or retaining such REIT status.

     SECTION 7.18  INSURANCE AND CONDEMNATION PROCEEDS.

          (a) DEPOSIT AND INVESTMENT OF PROCEEDS. If all or any part of any Secured Property shall be damaged or destroyed by an insured risk; or if all or any part of the Secured Property shall be taken by eminent domain (or conveyed in lieu of such taking) then the proceeds of either such event ("Insurance and Condemnation Proceeds"): (i) if such proceeds in respect of a single Property are less than $500,000, shall be paid to Borrower for application by Borrower in accordance with Section 7.18(c), or (ii) if such proceeds in respect of a single Property are equal to or greater than $500,000, shall promptly be deposited by Borrower into a separate Proceeds Escrow Account ("Proceeds Escrow") to be established by Borrower with a title insurance company licensed to do business in the State where such Property is located, or with a national banking association or state chartered trust company having authority to hold funds in trust (the "Proceeds Trustee") and held in such Proceeds Escrow pending application in accordance with this Section 7.18. Borrower shall be entitled to direct the investment of such Insurance Condemnation Proceeds, and income earned from such investment shall be added to the Proceeds Escrow. Borrower hereby grants to Agent for the ratable benefit of Lenders a security interest in each and every Proceeds Escrow formed pursuant to this Section 7.18 and in all amounts and investments from time to time contained therein to secure the full and timely payment and performance of all obligations and amounts now or hereafter owing by Borrower under any the Loan Documents and agrees to execute such additional documents and take such additional steps as may be deemed necessary or advisable by Agent to create, perfect or insure the first priority of such security interest. If Borrower shall fail to pursue collection of, and to deposit, any Insurance and Condemnation Proceeds in a Proceeds Escrow as provided in this Section 7.18, Agent shall be authorized and empowered (but not obligated or required) to make proof of loss, to settle, adjust or compromise any claims for loss, damage or destruction or condemnation and to collect and receive all Insurance and Condemnation Proceeds on behalf of Borrower and deposit them into the Proceeds Escrow.

          (b) DISBURSEMENT OF PROCEEDS. All Insurance and Condemnation Proceeds shall be disbursed by the Proceeds Trustee (i) first to pay or reimburse Agent and Lenders for all costs and expenses, including but not limited to court costs and attorneys' fees (including allocated costs of in-house counsel), incurred by any of them in connection with the collection, investment and disbursement of the Insurance and Condemnation Proceeds;
(ii) second, to pay the cost and expenses of the Proceeds Trustee; (iii) third, to pay the costs of repair, replacement or restoration of such Applicable Property to the extent permitted or required hereunder; and (iv) fourth, any excess of the Insurance and Condemnation Proceeds over the sum of amounts disbursed pursuant to clauses (i), (ii) and (iii) of this sentence shall be retained in the Proceeds Escrow as additional collateral to secure the amounts and obligations now or hereafter due under or in connection with any of the Loan Documents; provided, however, upon the completion of the repair, restoration or replacement of the Casualty Loss Property (defined below) in accordance with
Section 7.18(c), any such excess Insurance and Condemnation Proceeds shall be paid to Borrower.

          (c) OBLIGATION TO REPAIR, REPLACE OR RESTORE. Except if and to the extent Borrower has substituted additional collateral for the Casualty Loss Property pursuant to Section 7.18(e), Borrower shall be required to repair, replace or restore any Secured Property which has been damaged or destroyed or taken by eminent domain (or conveyed in lieu of such taking) (a "Casualty Loss Property") to substantially the same income producing potential as existing immediately prior to the damage, destruction or condemnation if permitted by applicable law.

          (d) PROCEDURES FOR DISBURSEMENT OF PROCEEDS; APPLICATION. Any Insurance and Condemnation Proceeds disbursed pursuant to clause (iii) of
Section 7.18(b) to pay the costs of repair, replacement or restoration of a Casualty Loss Property shall be so disbursed from time to time pursuant to written authorization from Agent only after Borrower shall have certified to Agent and Lenders that all such repair and restoration has been completed, that the Casualty Loss Property so damaged has been restored to substantially the same income producing potential as existed prior to damage, destruction or condemnation and that all bills for such costs have been paid in full. If Borrower shall (i) fail to commence to repair, replace or restore a Casualty Loss Property within a reasonable period after damage or destruction of such Casualty Loss Property, or (ii) shall notify Lender that pursuant to Section 7.18(e) it will not repair, replace or restore such Casualty Loss Property, or
(iii) shall fail to give, or shall notify Agent that it will not give, the certification described in the preceding sentence of this Section 7.18(d), then no portion of the Insurance and Condemnation Proceeds shall be disbursed to Borrower pursuant to clause (iii) of Section 7.18(b), but instead the full amount of such Insurance and Condemnation Proceeds (other than amounts disbursed pursuant to clauses (i) and (ii) of Section 7.18(b)) shall be retained in the Proceeds Escrow as additional collateral to secure the amounts and obligations now or hereafter due under or in connection with any of the Loan Documents. Agent and the Proceeds Trustee shall have the right to require proof of payment to third parties, including waivers of any mechanics or materialmen liens.

          (e)  SUBSTITUTION IN LIEU OF REPAIR.  Anything to the contrary in this
Section 7.18 notwithstanding, in the event of any damage, destruction or taking with respect to a particular Secured Property such that either (i) the estimated cost to repair, replace or restore such Property exceeds $500,000 or
(ii) Borrower shall not be able to certify that upon completion of all repair and restoration the Casualty Loss Property will have been restored to substantially the same income producing potential as existed prior to damage, destruction or condemnation and that all bills for such costs have been paid in full, then in lieu of repair, replacement or restoration of such Property Borrower shall have the right to provide, in substitution for such Casualty Loss Property, additional collateral for the Loan acceptable to the Agent, which acceptance shall not be unreasonably withheld, having value and NOI substantially comparable to the Casualty Loss Property; provided, however, no such substitution of additional collateral shall be permitted unless all conditions set forth or referred to in Section 3.2 shall have been satisfied with respect to such substituted collateral. Upon the provision of additional collateral meeting the foregoing requirements, the Lender shall release from the lien of the Deeds of Trust the Casualty Loss Property in respect of which substitution is being made in accordance with the procedures set forth in
Section 3(d) and any Insurance and Condemnation Proceeds held in any Proceeds Escrow with respect to such Casualty Loss Property shall be released from such Proceeds Escrow and paid to Borrower.

     SECTION 7.19  INDEMNIFICATION.

          (a) GENERAL INDEMNITY. Borrower shall indemnify and hold harmless Agent and each Lender and each of their directors, officers, employees, attorneys, agents, successors and assigns (the "Indemnified Parties") from and against all damages and liabilities (collectively and severally, "Losses") assessed against any such Indemnified Party in respect of any of their respective capacities as Agent or Lender under this Agreement or the other Loan Documents, as the case may be, or as a director, officer, employee, attorney, agent, successor or assign of Agent or any Lender in any of their respective capacities thereunder, as the case may be, resulting from the claims of any party relating to or arising out of the Loan Documents except for (i) Losses caused by the negligence or willful misconduct of such Indemnified Party and
(ii) Losses resulting from the noncompliance (consistent with the standards for performance in any applicable Loan Document) by such Indemnified Party with any of the terms of, or any misrepresentation by such Indemnified Party contained in, any applicable Loan Document, and Borrower shall reimburse each Indemnified Party for any expenses (including the fees and disbursements of legal counsel) reasonably incurred in connection with the investigation of, preparation for or defense of any actual or threatened claim, action or proceeding arising therefrom (including any such costs of responding to discovery requests or subpoenas), regardless of whether the Lender or such other Indemnified Person is a party thereto.

          (b) ENVIRONMENTAL INDEMNITY. Without limiting the generality of any other portion of this Section 7.19 and subject to the exceptions set forth in clauses (i) and (ii) of Section 7.19(a), Borrower shall defend, indemnify, exonerate and hold harmless the Indemnified Parties from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses which accrue to or are made against or incurred by Indemnified Parties prior to transfer of any such Applicable Property pursuant to foreclosure or deed in lieu of foreclosure, including, but not limited to, reasonable attorney's (including allocated costs of in-house counsel) and consultant's fees, investigation and laboratory fees, removal, remedial, response and corrective action costs, court costs and litigation expenses, of whatever kind or nature known or unknown, contingent or otherwise, based on or arising under any Environmental Laws, including, without limitation, those enacted hereafter, and pertaining to or attributable in any way to the business, operations, properties, assets, acts or omissions of Borrower, any of Borrower's tenant or subtenant occupants of any Applicable Property or any predecessor in interest thereof or to any past, present or future Applicable Property.

          (c) BUILDING LAW INDEMNITY. Without limiting the generality of any other portion of this Section 7.19 and subject to the exceptions set forth in clauses (i) and (ii) of Section 7.19(a), Borrower shall defend, indemnify, exonerate and hold harmless the Indemnified Parties from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses made against or suffered by Indemnified Parties (prior to transfer of any such Applicable Property pursuant to foreclosure or deed in lieu of foreclosure) by reason of breach of any of the representations, warranties and covenants of the Borrower set forth in any of the Building Law Compliance Agreements.

          (d) INDEMNIFICATION PROCEDURES. Any Indemnified Party seeking indemnification under this Section 7.19 in respect of any claim shall notify Borrower of the assertion of any such claim within a reasonable time after such Indemnified Party has knowledge of such claim. With reference to the provisions set forth in this Section 7.19 for payment by Borrower of attorneys fees incurred by the Indemnified Parties in any action or claim brought by a third party, Borrower shall diligently defend such Indemnified Party and diligently conduct the defense. If the Indemnified Party desires to engage separate counsel, it may do so at its own expense; provided, however, that such limitation on the obligation of Borrower to pay the fees of separate counsel for such Indemnified Party shall not apply if such Indemnified Party has retained said separate counsel because Borrower is not diligently defending it or not diligently conducting the defense and the Indemnified Party so notifies Borrower. Anything to the contrary contained herein or any other Loan Documents notwithstanding, the Loan shall not be considered to have been paid in full unless all obligations of Borrower under this Section 7.19 shall have been fully performed (except for contingent indemnification obligations for which no claim has actually been made pursuant to this Agreement).

     SECTION 7.20 TAXES. Borrower shall promptly pay and discharge all lawful taxes, sewer rents, water charges, assessments and other governmental charges or levies imposed upon Borrower or upon its income or profits or upon any of the Secured Properties or any of the Negative Pledge Properties, other than those being contested in good faith by appropriate proceedings.

     SECTION 7.21 OTHER AGREEMENTS. Borrower shall comply with all other agreements to which Borrower is a party, whether related to any of the Secured Properties or any of the Negative Pledge Properties, the Loan Documents or otherwise, other than (a) agreements or obligations thereunder being contested in good faith or (b) agreements non-compliance with which would not have a Material Adverse Effect.

                                    ARTICLE 8

                               NEGATIVE COVENANTS

     So long as Agent or any Lender shall have any commitment to lend hereunder or until payment in full of the Loan and performance of all other obligations of Borrower under this Agreement and the other Loan Documents, Borrower agrees that it will not do any of the following unless Agent acting (with the approval of Majority Lenders) shall otherwise consent in writing.

     SECTION 8.1 LIQUIDATION, MERGER, SALE OF ASSETS. Except as otherwise expressly permitted hereunder, Borrower shall not liquidate, dissolve or enter into any joint venture, partnership or other combination (other than any joint venture, partnership or other combination established in connection with Borrower's operation of its mini-storage business) or sell, lease, or dispose of all or any substantial portion of its business or assets (other than the sale of inventory in the ordinary course of business), or enter into any merger or consolidation unless Borrower is the surviving entity. Borrower shall not permit any of its Subsidiaries to liquidate, dissolve or enter into any joint venture, partnership or other combination or sell, lease, or dispose of all or any substantial portion of its business or assets (other than the sale of inventory in the ordinary course of business) or enter into any merger or consolidation unless such Subsidiary is the surviving entity if any of the foregoing actions would have a Material Adverse Effect.

     SECTION 8.2 LIENS. Borrower shall not create, assume or suffer to exist any Lien (other than Permitted Encumbrances) on any of the Secured Properties or Negative Pledge Properties.

     SECTION 8.3 SALE OF PROPERTY. Borrower shall not sell, transfer, lease (other than in the ordinary course of business and as expressly permitted by the Loan Documents), assign, exchange, contribute, abandon or otherwise dispose of, directly or indirectly (a) any of the Applicable Properties or any interest therein, other than in accordance with Section 3.3 or 4.2; or (b) any of the Applicable Collateral.

     SECTION 8.4 OPERATIONS. Borrower shall not, and shall not permit any of its Subsidiaries or any joint venture to which it is a party or of which it is an owner to, engage in any material activity or introduce any major product which is substantially different from or unrelated to the moving and storage business or products of Borrower or its subsidiaries.

     SECTION 8.5 ERISA COMPLIANCE. Neither Borrower nor any member of a Controlled Group nor any Plan will:

          (a) Engage in any "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975(c)(1) of the Code) which could reasonably be expected to result in a liability to Borrower in excess of $1,000,000;

          (b) Incur any "accumulated funding deficiency" (as such term is defined in Section 302 of ERISA) whether or not waived which could reasonably be expected to result in a liability to Borrower in excess of $1,000,000;

          (c) Terminate any Pension Plan in a manner which could reasonably be expected to result in a liability to Borrower in excess of $1,000,000 or could reasonably be expected to result in the imposition of a Lien in excess of $1,000,000 on any property of Borrower pursuant to Section 4068 of ERISA;

          (d) Violate state or federal securities laws applicable to any Plan in any material respect; or

          (e) Participate in any multi-employer plan (as defined in Section 4001(3) of ERISA).

     SECTION 8.6 TRANSACTIONS WITH AFFILIATES. Borrower shall not purchase, acquire or lease any property from, or sell, transfer or lease any property to, or lend or advance any money to, or borrow any money from, or guarantee any obligation of, or acquire any stock, obligations or securities of, or enter into any merger or consolidation agreement, or any management or similar agreement with, any Affiliate, or enter into any other transaction or arrangement or make any payment to (including, without limitation, on account of any management fees, service fees, office charges, consulting fees, technical services charges or tax sharing charges) or otherwise deal with, in the ordinary course of business or otherwise, any Affiliate on terms other than those approved from time to time by a majority of Borrower's independent directors.


                                    ARTICLE 9

                                EVENTS OF DEFAULT

     SECTION 9.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" hereunder.

          (a) PAYMENT DEFAULT. Borrower shall fail to pay when due any amount of principal of or interest on the Loan (other than any mandatory principal prepayment required under Section 2.4(b)) or any other amount payable by it hereunder or under any other Loan Document, and such failure shall continue for a period of three days after Borrower's receipt of written notice thereof from Agent; or

          (b) BREACH OF WARRANTY. Any representation or warranty made or deemed made by Borrower under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made and if
(i) (A) such representation or warranty is capable of being made accurate and complete, and (B) the inaccuracy or incompleteness of such representation or warranty does not have a Material Adverse Effect, Borrower fails to make such representation or warranty accurate and complete within 30 days after written notice thereof from Agent, or (ii) (1) such representation or warranty is capable of being made accurate and complete and (2) the inaccuracy or incompleteness of such representation or warranty results in a Material Adverse Effect, Borrower fails to make such representation or warranty accurate and complete within 10 days after written notice thereof from Agent.

          (c) BREACH OF CERTAIN COVENANTS. Borrower shall have failed to maintain in effect insurance substantially in compliance with Sections 7.7(a) or 7.7(b); or Borrower shall have failed to comply with Section 7.9 of this Agreement and, in the case of Section 7.9, such failure continues for a period of ten days and the event in respect of which the applicable notice was not given thereunder has a Material Adverse Effect; or Borrower shall fail to correct any Available Amount Deficiency within the applicable Deficiency Cure Period in the manner required by Section 2.4(b); or

          (d) BREACH OF OTHER COVENANTS. Borrower shall have failed to perform or observe in any material respect any of its other covenants, obligations or agreements in any of the Loan Documents; provided, however, that if such failure can be cured in a manner which eliminates any Material Adverse Effect resulting from such failure and Borrower is making diligent efforts to effect such cure, then such event shall not constitute an Event of Default unless such event continues for forty-five (45) days after written notice thereof from Agent; or

          (e) CROSS-DEFAULT. (i) Borrower or any Subsidiary shall fail to pay when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) any Indebtedness or any interest or premium thereon in a cumulative amount in excess of

$1,000,000 and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or
(ii) Borrower or any Subsidiary shall fail to perform any term or covenant on its part to be performed under any agreement or instrument relating to any such Indebtedness and required to be performed or a default or event of default (however defined) shall occur under any such agreement or instrument and such failure or default shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform or default is to accelerate or to permit the acceleration of the maturity of such Indebtedness, or (iii) any such Indebtedness shall be declared to be due and payable or required to be prepaid (other than by regularly scheduled required prepayment) prior to the stated maturity thereof; or

          (f) VOLUNTARY BANKRUPTCY, ETC. Borrower, Shurgard, Inc. or any Subsidiary shall: (i) file a petition seeking relief for itself under Title 11 of the United States Code, as now constituted or hereafter amended, or file an answer consenting to, admitting the material allegations of or otherwise not controverting, or fail timely to controvert a petition filed against it seeking relief under Title 11 of the United State Code, as now constituted or hereafter amended; or (ii) file such petition or answer with respect to relief under the provisions of any other now existing or future applicable bankruptcy, insolvency, or other similar law of the United States of America or any State thereof or of any other country or jurisdiction providing for the reorganization, winding-up or liquidation of corporations or an arrangement, composition, extension or adjustment with creditors; or

          (g) INVOLUNTARY BANKRUPTCY, ETC. An order for relief shall be entered against Borrower, Shurgard, Inc. or any Subsidiary under Title 11 of the United States Code, as now constituted or hereafter amended, which order is not stayed; or upon the entry of an order, judgment or decree by operation of law or by a court having jurisdiction in the premises which is not stayed adjudging it a bankrupt or insolvent under, or ordering relief against it under, or approving as properly filed a petition seeking relief against it under the provisions of any other now existing or future applicable bankruptcy, insolvency or other similar law of the United States of America or any State thereof or of any other country or jurisdiction providing for the reorganization, winding-up or liquidation of corporations or any arrangement, composition, extension or adjustment with creditors; or appointing a receiver, liquidator, assignee, sequestrator, trustee or custodian of Borrower or any Subsidiary or of any substantial part of any of their property, or ordering the reorganization, winding-up or liquidation of any of their affairs; or upon the expiration of 90 days after the filing of any involuntary petition against Borrower or any Subsidiary seeking any of the relief specified in Section 9.1(f) or this
Section 9.1(g) without the petition being dismissed prior to that time; or

          (h) INSOLVENCY, ETC. Borrower, Shurgard, Inc. or any Subsidiary shall (i) make a general assignment for the benefit of its creditors or
(ii) consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, or custodian of all or a substantial part of the property of Borrower or any Subsidiary, as the case may be, or (iii) admit its insolvency or inability to pay its debts generally as they become due, or
(iv) fail generally to pay its debts as they become due, or (v) take any action (or suffer any action to be taken by its directors or shareholders) looking to
the dissolution or liquidation of Borrower   or, looking to the dissolution or
liquidation of any Subsidiary if such dissolution or liquidation would have a Material Adverse Effect.

          (i) JUDGMENT. A final judgment or order shall have been entered against Borrower, Shurgard, Inc. or any Subsidiary (by a court or other tribunal having jurisdiction) for the payment of money in excess of the lesser of $5,000,000.00 or such amount as would have a Material Adverse Effect if paid and such judgment or order shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal; or a final judgement in an amount which, if paid, would have a Material Adverse Effect and such judgment or order shall not have been vacated, discharged or satisfied for a period of 30 consecutive days; provided, however, that no judgment or order referred to in this Section 9.1(i) shall constitute an Event of Default if such judgment or order is covered by insurance with respect to which no subrogation right exists against Borrower, Shurgard, Inc. or any Subsidiary; or

          (j) CONDEMNATION. A substantial portion of the properties of Borrower shall be condemned, seized or appropriated and such action will have a Material Adverse Effect; or

          (k) GOVERNMENTAL APPROVALS. Any Government Approval or registration or filing with any Governmental Authority now or hereafter required in connection with the performance by Borrower of its obligations set forth in the Loan Documents shall be revoked, withdrawn or withheld or shall fail to remain in full force and effect unless such revocation, withdrawal or withholding does not have a Material Adverse Effect; or

          (l) OTHER GOVERNMENT ACTION. Any act of any Governmental Authority shall deprive Borrower, Shurgard, Inc. or any of Borrower's Subsidiaries of any right, privilege, or franchise or restrict the exercise thereof and such act is not revoked or rescinded within 60 days after it becomes effective or within 30 days after notice from Agent, whichever first occurs unless such act does not have a Material Adverse Effect; or

          (m) STOCK LISTING. Borrower's common stock shall not be listed on at least one major United States stock exchange.

          (n) ERISA. Borrower or any member of a Controlled Group shall fail to pay when due an amount or amounts which it shall have become liable to pay to the PBGC or to a Plan under Section 515 of ERISA or Title IV of ERISA other than premiums under Section 4007 of ERISA unless such failure would not have a Material Adverse Effect; or notice of intent to terminate a Plan or Plans (other than a multi-employer plan, as defined in Section 4001(a)(3) of ERISA) having aggregate Unfunded Vested Liabilities in excess of $1,000,000 shall be filed under Title IV of ERISA by Borrower, any member of a Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate any Plan or Plans which could result in liability of Borrower unless such termination would not have a Material Adverse Effect.

          (o) REIT. Borrower shall not be granted the status of for tax year 1994, or shall cease to be qualified as, a "real estate investment trust" under the Code or to be entitled to receive the tax benefits resulting from such qualification.

          (p) PROPERTY MANAGEMENT. Shurgard, Inc. shall, for any reason, cease to be the principal property manager for all or substantially all of the Secured Properties and the Negative Pledge Properties.

     SECTION 9.2  CONSEQUENCES OF DEFAULT.  If an Event of Default described in
Section 9.1(f) or 9.1(g) shall occur and be continuing, then in any such case, each Lender's commitment to lend under this Agreement shall be immediately terminated and, if any amount of the Loan is then outstanding, the principal of and interest on the Loan, and all other sums payable by Borrower under the Loan Documents shall become immediately due and payable all without notice or demand of any kind. If any other Event of Default shall occur and be continuing, then in any such case and at any time thereafter so long as any such Event of Default shall be continuing, Agent may, and at the direction of Majority Lenders shall, immediately terminate each Lender's commitment to lend under this Agreement and, if any amount of the Loan is then outstanding, Agent may, and at the direction of Majority Lenders shall, declare the principal of and the interest on the Loan, and all other sums payable by Borrower under the Loan Documents immediately due, whereupon the same shall become immediately due and payable without protest, presentment, notice or demand, all of which Borrower expressly waives the rights and remedies referred to. The rights and remedies referred to in this Section 9.2 shall be in addition to all of the rights and remedies of Agent and Lenders in the other Loan Documents.

                                   ARTICLE 10

                                      AGENT


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

     SECTION 10.1 AUTHORIZATION AND ACTION. Each Lender hereby appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. The duties of Agent shall be mechanical and administrative in nature; Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement or the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Agreement or the other Loan Documents except as expressly set forth herein. As to any matters not expressly provided for by this Agreement, including enforcement or collection of the Loan, Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining) upon the instructions of the Majority Lenders, and such instructions shall be binding upon all Lenders, provided that Agent shall not be required to take any action which exposes Agent to personal liability or which is contrary to the Loan Documents or applicable law and provided, further, that without the consent of all Lenders, Agent shall not change or modify the Commitment, any Lender's Pro Rata Share, Funded Pro Rata Share, Adjusted Pro Rata Share, or Funded Adjusted Pro Rata Share of the Commitment, the definition of "Majority Lenders," the timing or rates of interest payments, the timing or amount of facility fees, the timing or amounts of principal payments due in respect of the Loan, and provided, further, that the terms of Section 2.3, Section 2.8(b) and this Article 10 shall not be amended without the prior written consent of Agent (acting for its own account). In the absence of instructions from the Majority Lenders, Agent shall have authority (but no obligation), in its sole discretion, to take or not to take any action, unless this Agreement specifically requires the consent of Lenders or the consent of the Majority Lenders and any such action or failure to act shall be binding on all Lenders and holders of the Notes. Each Lender shall execute and deliver such additional instruments, including powers of attorney in favor of Agent, as may be necessary or desirable to enable Agent to exercise its powers hereunder.

     SECTION 10.2  DUTIES AND OBLIGATIONS.

          (a) Neither Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or any of them under or in connection with this Agreement except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, Agent (i) may treat each Lender which is a party hereto as the party entitled to receive payments hereunder until Agent receives written notice of the assignment of such Lender's interest herein signed by such Lender and made in accordance with the terms hereof and a written agreement of the assignee that it is bound hereby as it would have been had it been an original party hereto, in each case in form satisfactory to Agent; (ii) may consult with legal counsel (including counsel for Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement, the other Loan Documents or in any instrument or document furnished pursuant hereto or thereto; (iv) shall not have any duty to ascertain or to inquire as to the performance of any of the terms, covenants, or conditions of the Loan Documents on the part of Borrower or as to the use any of the proceeds of the Loan or as to the existence or possible existence of any Default or Event of Default; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, effectiveness, or value of this Agreement or of any instrument or document furnished pursuant hereto; and
(vi) shall incur no liability under or in respect to this Agreement by acting upon any oral or written notice, consent, certificate or other instrument or writing (which may be by telegram, facsimile transmission, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties or by acting upon any representation or warranty of Borrower made or deemed to be made hereunder.

          (b) Agent will account to each Lender in accordance with Section 2.7(c) for payments of principal of, and interest on, the Loan which are received by Agent from Borrower and will promptly remit to Lenders entitled thereto all such payments. Agent will transmit to each Lender copies of all documents received from Borrower pursuant to the requirements of this Agreement other than documents which by the terms of this Agreement Borrower is obligated to deliver directly to Lenders. Agent will give written notice to all Lenders of any matter requiring approval by all Lenders or by the Majority Lenders, and Agent will use its best efforts to give such notice sufficiently in advance of the time at which action must be taken so as to afford the Lenders a chance to review and consider the matter; provided, however, that this notice requirement shall not modify or affect the right or obligation of Agent to act or refrain from acting upon the instructions or with the consent of all Lenders or Majority Lenders, as applicable, pursuant to this Article 10.

          (c) Each Lender or its assignee organized outside of the United States shall furnish to Agent in a timely fashion such documentation (including, but not by way of limitation, IRS Forms Nos. 1001 and 4224) as may be required by applicable law or regulation to establish such Lender's status for tax withholding purposes.

     SECTION 10.3 DEALINGS BETWEEN AGENT AND BORROWER. With respect to its commitment to lend under this Agreement and the portion of the Loan made by it, Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not Agent, and the term "Lender" shall unless otherwise expressly indicated include Agent in its individual capacity. Agent may accept deposits from, lend money to, act and generally engage in any kind of business with Borrower and any person which may do business with Borrower, all as if Agent were not Agent hereunder and without any duty to account therefor to Lenders.

     SECTION 10.4 LENDER CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon Agent or any other Lender and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon Agent or any other Lender and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

     SECTION 10.5 INDEMNIFICATION. Lenders agree to indemnify Agent (to the extent not reimbursed by Borrower) ratably according to their respective Pro Rata Shares from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by Agent under this Agreement or any other Loan Document, except any such as result from Agent's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse Agent promptly on demand in proportion to its Pro Rata Shares for any out-of-pocket expenses, including legal fees (including reasonable allocated costs of in-house counsel), incurred or advances made by Agent in connection with the administration or enforcement of or the preservation or protection of the lien of Deeds of Trust or any of the Applicable Collateral or of any rights under this Agreement or any other Loan Document (to the extent that Agent is not reimbursed for such expenses by Borrower).

     SECTION 10.6 SUCCESSOR AGENT. Agent may give written notice of resignation at any time to Lenders and Borrower and may be removed at any time
with cause by the Majority Lenders.   Upon any such resignation or removal, the
Majority Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of Lenders, appoint a successor Agent, which shall be a bank organized under the laws of the United States or of any state thereof, or any affiliate of such bank, and having a combined capital and surplus of at least Five Hundred Million Dollars ($500,000,000). Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. Until the acceptance by such a successor Agent, the retiring Agent shall continue as "Agent" hereunder. Notwithstanding any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

     SECTION 10.7  APPLICATION OF ARTICLE 10.  The provisions set forth in this
Article 10 are intended to address the relationship between Agent and Lenders, and shall not affect any of the rights and obligations of Borrower set forth elsewhere in this Agreement.


                                   ARTICLE 11

                                  MISCELLANEOUS

     SECTION 11.1 NO WAIVER; REMEDIES CUMULATIVE. No failure by Agent or Lenders to exercise, and no delay in exercising, any right, power or remedy under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. The exercise of any right, power, or remedy shall in no event constitute a cure or waiver of any Event of Default or prejudice the rights of Agent or Lenders in the exercise of any right hereunder or thereunder. The rights and remedies provided herein and therein are cumulative and not exclusive of any right or remedy provided by law.

     SECTION 11.2 GOVERNING LAW. This Agreement and the other Loan Documents (other than the Deeds of Trust covering real property not located in Washington state) shall be governed by and construed in accordance with the laws of the State of Washington without regard to principles of conflicts of laws.

     SECTION 11.3 CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES. Borrower, Agent and Lenders hereby irrevocably submit to the nonexclusive jurisdiction of any state or federal court sitting in Seattle, King County, Washington, in any action or proceeding brought to enforce or otherwise arising out of or relating to any Loan Document and irrevocably waive to the fullest extent permitted by law any objection which they may now or hereafter have to the laying of venue in any such action or proceeding in any such forum, and hereby further irrevocably waive any claim that any such forum is an inconvenient forum. Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing in this
Section 11.3 shall impair the right of Agent or a Lender or the holder of any Note to bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction, and Borrower irrevocably submits to the nonexclusive jurisdiction of the appropriate courts of the jurisdiction in which Borrower is incorporated or sitting and any place where property or an office of Borrower is located.

     SECTION 11.4 NOTICES. All notices and other communications provided for in any Loan Document shall be in writing (unless otherwise specified) and shall be mailed (with first class postage prepaid) or sent or delivered to each party by telefax or courier service at the address or telefax number set forth under its name on the signature page hereof, or at such other address as shall be designated by such party in a written notice to the other parties. Except as otherwise specified all notices and communications if duly given or made shall be effective upon receipt. Neither Agent nor any Lender shall incur any liability to Borrower for actions taken in reliance on any telephonic notice referred to in this Agreement which Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow or give such telephonic notice hereunder on behalf of Borrower.

     SECTION 11.5  ASSIGNMENT.

          (a) ASSIGNMENTS BY BORROWER. This Agreement and each of the other Loan Documents shall be binding upon and inure to the benefit of the parties and their respective Successors and assigns, provided that Borrower may not assign or otherwise transfer all or any part of its rights or obligations hereunder or under any other Loan Document without the prior written consent of Agent acting on behalf of all Lenders.

          (b) ASSIGNMENTS BY LENDER. Any Lender may at any time assign all or any portion of its interest under the Loan Documents with the prior written consent of Borrower and Agent (which may not be unreasonably withheld). Any Lender may at any time after the occurrence and during the continuation of a Default or Event of Default assign all or any portion of its interest under the Loan Documents with or without the prior written consent of Borrower (but not without the prior written consent of Agent, which may not be unreasonably withheld).

          (c) SALE OF PARTICIPATIONS BY LENDER. Any Lender may sell participations in any portion of its Loans or commitment to lend or of its right, title and interest therein or thereto or in or to this Agreement to any other person without obtaining Borrower's or Agent's consent provided that such Lender notifies Agent and

Borrower of the sale. In the case of any sale of a participation by any Lender hereunder (as distinguished from an assignment), such Lender shall remain fully liable hereunder, the participant shall not acquire any direct rights against Borrower, Agent or any Lender under any Loan Document, Agent and Borrower shall continue to deal exclusively with such Lender and shall not have any obligations whatsoever to such participant.

     SECTION 11.6 SEVERABILITY. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the parties waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

     SECTION 11.7 SURVIVAL; DISCHARGE. The representations, warranties and indemnities of Borrower in the Loan Documents in favor of Agent and Lenders shall survive the execution and delivery of the Loan Documents and the making of any Revolving Loans until the Loan is paid and performed in full and Lenders have no further commitment to lend under this Agreement, except in the case of the indemnities set forth in Section 7.19 which shall survive indefinitely. At such time as the Loan is paid and performed in full and Lenders have no further commitment to lend under this Agreement, Agent and Lenders, as the case may be, shall execute and deliver to Borrower such releases and other documentation reasonably requested by Borrower to effect the release of the Secured Properties and any other collateral from the Liens created under this Agreement and the other Loan Documents.

     SECTION 11.8 EXECUTED IN COUNTERPARTS. The Loan Documents may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     SECTION 11.9 ENTIRE AGREEMENT; AMENDMENT, ETC. The Loan Documents comprise the entire agreement of the parties and may not be amended or modified except by written agreement of Borrower and Agent executed in conformance with the terms of Section 10.1. No provision of this Agreement or any other Loan Document may be waived except in writing and then only in the specific instance and for the specific purpose for which given.

          ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.

                              BORROWER:

                              SHURGARD STORAGE CENTERS, INC.


                              By   /s/ Harrell L. Beck
                                 -----------------------------------------------
                                 Its   President and CFO
                                     -------------------------------------------

                              Address:  1201 Third Avenue
                                        Suite 2200
                                        Seattle, WA   98101
                                        Attn:  Kristin Stred

                              Telephone:  (206) 624-8100
                              Telefax:   (206) 624-1645

                         LENDERS:


               Pro Rata
Commitment     Share
- ----------     --------
$25,000,000    50%            SEATTLE-FIRST NATIONAL BANK



                              By   /s/ Robert Peters
                                 -----------------------------------------------
                                   Its   Vice President
                                       -----------------------------------------
                              Address:  Columbia Seafirst Center
                                        Floor 11
                                        701 Fifth Avenue
                                        Seattle, WA  98104
                                        Attn:  Robert Peters
                                        Metropolitan Commercial Banking Division

                              Telephone:     (206) 358-3133
                              Telefax:       (206) 258-3124


$15,000,000    30%            KEY BANK OF WASHINGTON



                              By   /s/ James Scroggs
                                 -----------------------------------------------
                                   Its   Vice President
                                       -----------------------------------------

                              Address:  700 Fifth Avenue
                                        Seattle, WA 98111
                                        Attn:  James Scroggs

                              Telephone:     (206) 689-5444
                              Telefax:       (206) 684-6247

$10,000,000    20%            WEST ONE BANK, WASHINGTON



                              By   /s/ Matt Rudolf
                                 -----------------------------------------------
                                   Its   Vice President
                                       -----------------------------------------

                              Address:  1301 Fifth Avenue, Floor 21
                                        Seattle, WA  98111
                                        Attn:  Matt Rudolf

                              Telephone:     (206) 585-2283
                              Telefax:       (206) 343-8809


                              AGENT:

                              SEATTLE-FIRST NATIONAL BANK


                              By   /s/ Dara A. Brown
                                 -----------------------------------------------
                                   Its   Assistant Vice President
                                       -----------------------------------------


                              Address:  Seattle-first National Bank
                                        701 Fifth Ave., Floor 16
                                        Seattle, WA  98124
                                        Attn: Seafirst Agency Services

                              Telephone:     (206) 358-0101
                              Telefax:       (206) 358-0971

                            REVOLVING PROMISSORY NOTE



$15,000,000                                               Date:  August 19, 1994


     FOR VALUE RECEIVED, the undersigned SHURGARD STORAGE CENTERS, INC., a Delaware corporation ("Borrower"), hereby promises to pay to the order of KEY BANK OF WASHINGTON ("Lender"), the unpaid principal balance of all Revolving Loans evidenced by this Note in a maximum amount not to exceed Fifteen Million Dollars ($15,000,000), together with interest thereon from the date advanced until due as hereinafter provided. This Note is one of the Revolving Notes issued by the Borrower pursuant to that certain Loan Agreement of even date herewith (as the same may be amended, renewed, modified or supplemented from time to time, the "Loan Agreement") by and among Lender, Seattle-First National Bank, and West One Bank, Washington, as Lenders, Seattle-First National Bank, as Agent for the Lenders, and Borrower. Capitalized terms not otherwise defined in this Note shall have the meanings set forth in the Loan Agreement.

     Borrower further agrees as follows:

     1. This Note evidences a revolving line of credit to the Borrower from Lender and, subject to the terms and conditions of the Loan Agreement, Borrower may borrow, repay and reborrow up to the maximum principal amount of Fifteen Million Dollars ($15,000,000), at any time on or before the Revolving Loan Maturity Date.

     2. Borrower shall repay the principal balance of the Revolving Loans evidenced hereby on or before the Revolving Loan Maturity Date.

     3. Interest shall accrue on the unpaid principal balance of all Revolving Loans evidenced by this Note from the date hereof until due at a per annum rate equal to the Applicable Interest Rate, and if default shall occur in the payment when due of principal of any such Loan, from maturity until it is paid in full at a per annum rate equal to three percent (3%) above the Prime Rate (changing as the Prime Rate changes). Notwithstanding anything herein to the contrary, in no event shall interest accrue at a rate which exceeds the maximum rate permitted by applicable law. Accrued but unpaid interest shall be payable on dates set forth in Section 2.5(a) of the Loan Agreement.

     4. The unpaid principal balance shall be the total amount advanced hereunder, less the amount of the principal payments made hereon. This Note is given to avoid the execution of an individual note for each Revolving Loan by Lender to Borrower.

     5. All payments of principal and of interest on this Note shall be made to the Agent at its Commercial Loan Processing Center, in U.S. Dollars, as provided in Section 2.7(a) of the Loan Agreement.

     6. Each maker, surety, guarantor and endorser of this Note expressly waives all notices, demands for payment, presentations for payment, notices of intention to accelerate the maturity, protest and notice of protest as to this Note.

     7. In the event this Note is placed in the hands of an attorney for collection, or suit is brought on the same, or the same is collected through bankruptcy or other judicial proceedings, then Borrower agrees and promises to pay reasonable attorney's fees and collection costs, including all out-of-pocket expenses incurred by Agent or Lenders.

     8. Moneys received from or for account of the Borrower shall be applied in accordance with the terms of the Loan Agreement.

     9. This Note has been executed and delivered in and shall be governed by and construed in accordance with the laws of the State of Washington, U.S.A.
The Borrower hereby irrevocably submits to the jurisdiction of any state or federal court sitting in Seattle, King County, Washington, U.S.A., in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note and hereby waives any objection to venue in any such court and any claim that such forum is an inconvenient forum.

     10. Upon the occurrence of an Event of Default, the entire remaining unpaid balance of the principal and interest may, in accordance with Section 9.2 of the Loan Agreement, be declared to be immediately due and payable.

     11. This Note is issued in connection with and is subject to the terms of the Loan Agreement. This Note is secured by the Deeds of Trust.

                                        SHURGARD STORAGE CENTERS, INC.



                                        By
                                           -------------------------------------
                                           Its

                            REVOLVING PROMISSORY NOTE



$25,000,000                                               Date:  August 19, 1994


     FOR VALUE RECEIVED, the undersigned SHURGARD STORAGE CENTERS, INC., a Delaware corporation ("Borrower"), hereby promises to pay to the order of SEATTLE-FIRST NATIONAL BANK ("Lender"), the unpaid principal balance of all Revolving Loans evidenced by this Note in a maximum amount not to exceed Twenty Five Million Dollars ($25,000,000), together with interest thereon from the date advanced until due as hereinafter provided. This Note is one of the Revolving Notes issued by the Borrower pursuant to that certain Loan Agreement of even date herewith (as the same may be amended, renewed, modified or supplemented from time to time, the "Loan Agreement"), by and among Lender, Key Bank of Washington, and West One Bank, Washington, as Lenders, Seattle-First National Bank, as Agent for the Lenders, and Borrower. Capitalized terms not otherwise defined in this Note shall have the meanings set forth in the Loan Agreement.

     Borrower further agrees as follows:

     1. This Note evidences a revolving line of credit to Borrower from Lender and, subject to the terms and conditions of the Loan Agreement, Borrower may borrow, repay and reborrow up to the maximum principal amount of Twenty Five Million Dollars ($25,000,000), at any time on or before the Revolving Loan Maturity Date.

     2. Borrower shall repay the principal balance of the Revolving Loans evidenced hereby on or before the Revolving Loan Maturity Date.

     3. Interest shall accrue on the unpaid principal balance of all Revolving Loans evidenced by this Note from the date hereof until due at a per annum rate equal to the Applicable Interest Rate, and if default shall occur in the payment when due of principal of any such Loan, from maturity until it is paid in full at a per annum rate equal to three percent (3%) above the Prime Rate (changing as the Prime Rate changes). Notwithstanding anything herein to the contrary, in no event shall interest accrue at a rate which exceeds the maximum rate permitted by applicable law. Accrued but unpaid interest shall be payable on dates set forth in Section 2.5(a) of the Loan Agreement.

     4. The unpaid principal balance shall be the total amount advanced hereunder, less the amount of the principal payments made hereon. This Note is given to avoid the execution of an individual note for each Revolving Loan by Lender to Borrower.

     5. All payments of principal and of interest on this Note shall be made to the Agent at its Commercial Loan Processing Center, in U.S. Dollars, as provided in Section 2.7(a) of the Loan Agreement.

     6. Each maker, surety, guarantor and endorser of this Note expressly waives all notices, demands for payment, presentations for payment, notices of intention to accelerate the maturity, protest and notice of protest as to this Note.

     7. In the event this Note is placed in the hands of an attorney for collection, or suit is brought on the same, or the same is collected through bankruptcy or other judicial proceedings, then Borrower agrees and promises to pay reasonable attorney's fees and collection costs, including all out-of-pocket expenses incurred by Agent or Lenders.

     8. Moneys received from or for account of the Borrower shall be applied in accordance with the terms of the Loan Agreement.

     9. This Note has been executed and delivered in and shall be governed by and construed in accordance with the laws of the State of Washington, U.S.A.
The Borrower hereby irrevocably submits to the jurisdiction of any state or federal court sitting in Seattle, King County, Washington, U.S.A., in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note and hereby waives any objection to venue in any such court and any claim that such forum is an inconvenient forum.

     10. Upon the occurrence of an Event of Default, the entire remaining unpaid balance of the principal and interest may, in accordance with Section 9.2 of the Loan Agreement, be declared to be immediately due and payable.

     11. This Note is issued in connection with and is subject to the terms of the Loan Agreement. This Note is secured by the Deeds of Trust.

                                        SHURGARD STORAGE CENTERS, INC.



                                        By
                                           -------------------------------------
                                           Its

                            REVOLVING PROMISSORY NOTE



$10,000,000                                               Date:  August 19, 1994


     FOR VALUE RECEIVED, the undersigned SHURGARD STORAGE CENTERS, INC., a Delaware corporation ("Borrower"), hereby promises to pay to the order of WEST ONE BANK, WASHINGTON ("Lender"), the unpaid principal balance of all Revolving Loans evidenced by this Note in a maximum amount not to exceed Ten Million Dollars ($10,000,000), together with interest thereon from the date advanced until due as hereinafter provided. This Note is one of the Revolving Notes issued by the Borrower pursuant to that certain Loan Agreement of even date herewith (as the same may be amended, renewed, modified or supplemented from time to time, the "Loan Agreement"), by and among Lender, Seattle-First National Bank, and Key Bank of Washington, as Lenders, Seattle-First National Bank, as Agent for the Lenders, and Borrower. Capitalized terms not otherwise defined in this Note shall have the meanings set forth in the Loan Agreement.

     Borrower further agrees as follows:

     1. This Note evidences a revolving line of credit to Borrower from Lender and, subject to the terms and conditions of the Loan Agreement, Borrower may borrow, repay and reborrow up to the maximum principal amount of Ten Million Dollars ($10,000,000), at any time on or before the Revolving Loan Maturity Date.

     2. Borrower shall repay the principal balance of the Revolving Loans evidenced hereby on or before the Revolving Loan Maturity Date.

     3. Interest shall accrue on the unpaid principal balance of all Revolving Loans evidenced by this Note from the date hereof until due at a per annum rate equal to the Applicable Interest Rate, and if default shall occur in the payment when due of principal of any such Loan, from maturity until it is paid in full at a per annum rate equal to three percent (3%) above the Prime Rate (changing as the Prime Rate changes). Notwithstanding anything herein to the contrary, in no event shall interest accrue at a rate which exceeds the maximum rate permitted by applicable law. Accrued but unpaid interest shall be payable on dates set forth in Section 2.5(a) of the Loan Agreement.

     4. The unpaid principal balance shall be the total amount advanced hereunder, less the amount of the principal payments made hereon. This Note is given to avoid the execution of an individual note for each Revolving Loan by Lender to Borrower.

     5. All payments of principal and of interest on this Note shall be made to the Agent at its Commercial Loan Processing Center, in U.S. Dollars, as provided in Section 2.7(a) of the Loan Agreement.

     6. Each maker, surety, guarantor and endorser of this Note expressly waives all notices, demands for payment, presentations for payment, notices of intention to accelerate the maturity, protest and notice of protest as to this Note.

     7. In the event this Note is placed in the hands of an attorney for collection, or suit is brought on the same, or the same is collected through bankruptcy or other judicial proceedings, then Borrower agrees and promises to pay reasonable attorney's fees and collection costs, including all out-of-pocket expenses incurred by Agent or Lenders.

     8. Moneys received from or for account of the Borrower shall be applied in accordance with the terms of the Loan Agreement.

     9. This Note has been executed and delivered in and shall be governed by and construed in accordance with the laws of the State of Washington, U.S.A.
The Borrower hereby irrevocably submits to the jurisdiction of any state or federal court sitting in Seattle, King County, Washington, U.S.A., in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note and hereby waives any objection to venue in any such court and any claim that such forum is an inconvenient forum.

     10. Upon the occurrence of an Event of Default, the entire remaining unpaid balance of the principal and interest may, in accordance with Section 9.2 of the Loan Agreement, be declared to be immediately due and payable.

     11. This Note is issued in connection with and is subject to the terms of the Loan Agreement. This Note is secured by the Deeds of Trust.

                                        SHURGARD STORAGE CENTERS, INC.



                                        By
                                           -------------------------------------
                                           Its


                                        2